EXHIBIT 4.4






                             Dated 28 January 2004





                          GRANITE MORTGAGES 04-1 PLC


                               as Current Issuer





                             THE BANK OF NEW YORK


                                as Note Trustee


                                    - and -

                                    OTHERS




                --------------------------------------------------

                             ISSUER DEED OF CHARGE

                --------------------------------------------------











                          SIDLEY AUSTIN BROWN & WOOD
                             1 THREADNEEDLE STREET
                                LONDON EC2R 8AW
                            TELEPHONE 020 7360 3600
                            FACSIMILE 020 7626 7937


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
                                                    CONTENTS

1.       Interpretation.......................................................................................2

2.       Covenant to Pay and to Perform.......................................................................3

3.       Current Issuer Security..............................................................................4

4.       Release of Current Issuer Charged Property...........................................................9

5.       Declaration of Trust................................................................................10

6.       Restrictions on Exercise of Certain Rights..........................................................10

7.       Enforcement.........................................................................................14

8.       Upon Enforcement....................................................................................16

9.       Receiver............................................................................................19

10.      Further Assurance and Power of Attorney.............................................................23

11.      Crystallisation.....................................................................................24

12.      Provisions relating to the Security.................................................................25

13.      Protection of Third Parties.........................................................................27

14.      Set-Off.............................................................................................27

15.      Representations and Covenants.......................................................................28

16.      Note Trustee Provisions.............................................................................32

17.      Modification and Waiver.............................................................................33

18.      Miscellaneous Provisions............................................................................35

19.      Rights cumulative...................................................................................35

20.      Assignment..........................................................................................36

21.      Non Petition Covenant; Corporate Obligations........................................................36

22.      Notices.............................................................................................36

23.      Third Party Rights..................................................................................38

24.      Execution in Counterparts; Severability.............................................................38

25.      Governing Law and Jurisdiction; Appropriate Forum...................................................38

SCHEDULE 1...................................................................................................42


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SCHEDULE 2...................................................................................................45

SCHEDULE 3...................................................................................................50

EXECUTION PAGE...............................................................................................39


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THIS DEED OF CHARGE is made on 28 January 2004

BETWEEN:

(1) GRANITE MORTGAGES 04-1 PLC (registered number 4959572) a public limited company incorporated under the laws of England and Wales whose registered office is at Fifth Floor, 100 Wood Street, London EC2V 7EX as Current Issuer;

(2) THE BANK OF NEW YORK, a New York banking corporation whose London branch address is at 48th Floor, One Canada Square, London E14 5AL,
       United Kingdom, in its capacity as Note Trustee;

(3)    CITIBANK, N.A., acting through its office at 5 Carmelite Street, London
       EC4Y 0PA, in its capacity as Principal Paying Agent;

(4)    CITIBANK, N.A., acting through its office at 5 Carmelite Street, London
       EC4Y 0PA, in its capacity as Agent Bank;

(5)    CITIBANK, N.A., acting through its office at 5 Carmelite Street, London
       EC4Y 0PA, in its capacity as Registrar;

(6)    CITIBANK, N.A., acting through its office at 5 Carmelite Street, London
       EC4Y 0PA, in its capacity as Transfer Agent;

(7)    CITIBANK, N.A., acting through its office at 5 Carmelite Street, London
       EC4Y 0PA, in its capacity as Account Bank;

(8)    CITIBANK, N.A., acting through its office at 111 Wall Street, 14th
       Floor, Zone 3, New York, N.Y. 10043, U.S.A., in its capacity as US
       Paying Agent;

(9) NORTHERN ROCK PLC (registered number 03273685) a public limited company incorporated under the laws of England and Wales whose registered office is at Northern Rock House, Gosforth, Newcastle upon Tyne NE3
       4PL, in its capacity as Current Issuer Cash Manager;

(10) NORTHERN ROCK PLC (registered number 03273685) a public limited company incorporated under the laws of England and Wales whose registered office is at Northern Rock House, Gosforth, Newcastle upon Tyne NE3
       4PL, in its capacity as Basis Rate Swap Provider;

(11)   SWISS RE FINANCIAL PRODUCTS CORPORATION acting through its office at 55
       East 52nd Street, 39th Floor, New York, New York 10055, USA, in its capacity as Dollar Currency Swap Provider in respect of the Series 1
       Notes;

(12)   BANQUE AIG acting through its London branch at 5th Floor, One Curzon
       Street, London W1J 5RT in its capacity as Dollar Currency Swap Provider in respect of the Series 2 Class A1 Notes;

(13)   CITIBANK, N.A. acting through its London branch at Citigroup Centre,
       Canada Square, Canary Wharf, London E14 5LB, in its capacity as Euro
       Currency Swap Provider;


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(14)   LAW DEBENTURE CORPORATE SERVICES LIMITED (registered number 3388362) a private limited company incorporated under the laws of England and
       Wales whose registered office is at Fifth Floor, 100 Wood Street,
       London EC2V 7EX as the Corporate Services Provider.

WHEREAS:

(A)    This Deed secures and will secure, inter alia, the Current Issuer
       Secured Obligations.

(B) The Current Issuer will on the date of this Current Issuer Deed of Charge issue the Current Issuer Notes pursuant to the Current Issuer
       Trust Deed.

(C) The Paying Agents, the Agent Bank, the Registrar and the Transfer Agent have agreed to provide certain agency services on behalf of the Current
       Issuer for the benefit of the Noteholders on the terms set out in the Current Issuer Paying Agent and Agent Bank Agreement.

(D) The Current Issuer Cash Manager has agreed to act as cash manager and to provide certain administration and cash management services to the Current Issuer on the terms set out in the Current Issuer Cash
       Management Agreement.

(E) The Account Bank has agreed to provide certain bank account services to the Current Issuer on the terms set out in the Current Issuer Bank
       Account Agreement.

(F) The Dollar Currency Swap Provider has agreed to enter into dollar/sterling currency swaps with the Current Issuer in relation to Dollar Notes on the terms set out in the Current Issuer Dollar Currency
       Swap Agreements.

(G) The Euro Currency Swap Provider has agreed to enter into euro/sterling currency swaps with the Current Issuer in relation to the Euro Notes on the terms set out in the Current Issuer Euro Currency Swap Agreements.

(H) The Basis Rate Swap Provider has agreed to enter into an interest rate swap with the Current Issuer on the terms set out in the Current Issuer
       Basis Rate Swap Agreement.

(I) The Corporate Services Provider has agreed to act as corporate services provider to, inter alios, the Current Issuer on the terms set out in the Current Issuer Corporate Services Agreement.

(J)    This Current Issuer Deed of Charge is supplemental to the Current
       Issuer Trust Deed of even date herewith and made between the Current
       Issuer and the Note Trustee relating to the issuance of the Current
       Issuer Notes.

NOW THIS DEED WITNESSES AS FOLLOWS:

1.     Interpretation

1.1    Definitions: The provisions of:

       (a) the Master Definitions Schedule as amended and restated by (and appearing as Appendix 1 to) the Master Definitions Schedule
            Seventh Amendment Deed


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            made on 26 January 2004 between, among others, the Seller, Funding and the Mortgages Trustee, and

       (b) the Issuer Master Definitions Schedule signed for the purposes of identification by Sidley Austin Brown & Wood and Allen & Overy on
            28 January 2004,

       (as the same have been and may be amended, varied or supplemented from time to time with the consent of the parties hereto) are expressly and specifically incorporated into and shall apply to this Agreement.

       The Issuer Master Definitions Schedule specified above shall prevail to the extent that it conflicts with the Master Definitions Schedule.

1.2 Construction: In this Current Issuer Deed of Charge, except where the context otherwise requires:

       (a) the terms of the Current Issuer Trust Deed and of any agreement in existence at the date hereof between the parties hereto are incorporated in this Current Issuer Deed of Charge but (unless otherwise expressly provided for herein) only to the extent required to ensure that any proposed disposition of the Current
            Issuer Charged Property contained in this Current Issuer Deed of
            Charge is a valid disposition in accordance with Section 2(1) of the Law of Property (Miscellaneous Provisions) Act 1989;

       (b) a reference in this Current Issuer Deed of Charge to any property, assets, undertakings or rights includes, unless the context otherwise requires, present and future property, assets, undertakings or rights; and

       (c)  "this Current Issuer Deed of Charge" means this Current Issuer
            Deed of Charge and all the Schedules hereto (as from time to time modified and/or supplemented in accordance with the provisions set out herein) and each other document or deed entered into pursuant hereto (as from time to time modified/and or supplemented as aforesaid) and expressed to be supplemental hereto.

2.     Covenant to Pay and to Perform

       Subject to the provisions of the Current Issuer Transaction Documents
       (including, in the case of the Current Issuer Notes, to Clause 2
       (Covenant to Repay etc.) of the Current Issuer Trust Deed), the Current
       Issuer covenants with and undertakes to the Note Trustee for itself and as trustee for the Current Issuer Secured Creditors that it will:

       (a) duly and punctually pay and discharge all monies and liabilities whatsoever which now are or at any time hereafter may (whether before or after demand) become due and payable by the Current
            Issuer to the Note Trustee (whether for its own account or as trustee for the Current Issuer Secured Creditors) or to any of the other Current Issuer Secured Creditors, whether actually or contingently, under this Current Issuer Deed of Charge and/or any of the other


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            Current Issuer Transaction Documents (including without limitation the Current Issuer Notes); and

       (b) observe, perform and satisfy all its other obligations and liabilities under this Current Issuer Deed of Charge and/or any of the other Current Issuer Transaction Documents (including without limitation the Current Issuer Notes),

       PROVIDED THAT every payment in respect of any Current Issuer
       Transaction Document made to the relevant Current Issuer Secured
       Creditor in the manner provided in such Current Issuer Transaction
       Document shall operate in satisfaction pro tanto of the relative covenant and undertaking by the Current Issuer in this Clause 2
       (Covenant to Pay and Perform).

3.     Current Issuer Security

3.1    Funding Charged Property:

       (a) The Current Issuer, by way of first fixed security for the payment or discharge of the Current Issuer Secured Obligations, subject to Clause 4 (Release of Current Issuer Charged Property), hereby assigns to the Note Trustee, save to the extent that any of the Current Issuer's rights and claims in respect thereof derive from property which is situated in Jersey at any relevant time, all of its right, title, benefit and interest and all claims, present and future, in and to, the security and all property, assets and rights and claims held on trust by the Security Trustee for the payment or discharge of the relevant Funding Secured Obligations pursuant to the Funding Deed of Charge including all rights to receive payment of any amount which may become payable to the Current Issuer thereunder and all rights to serve notices and/or make demands thereunder and/or to take such steps as are required to cause payments to become due and payable thereunder and all rights of action in respect of any breach thereof and all rights to receive damages or obtain relief in respect thereof and the proceeds of any of the foregoing, TO HOLD the same unto the Note
            Trustee absolutely; and

       (b) To the intent that the Note Trustee shall have a security interest in accordance with the Security Interests (Jersey) Law 1983 (the
            "Jersey Security Law") (and as secured party for the purposes of such law) for payment or discharge of the Current Issuer Secured
            Obligations, subject to Clause 4 (Release of Current Issuer
            Charged Property), the Current Issuer (as debtor for the purposes of the Jersey Security Law) hereby assigns to the extent that the same may be situate in Jersey at any relevant time to the Note
            Trustee all of its right, title, benefit and interest and all claims, present and future, in and to, the security and all property, assets and rights and claims held on trust by the Security Trustee for the payment or discharge of the relevant
            Funding Secured Obligations pursuant to the Funding Deed of Charge including all rights to receive payment of any amount which may become payable to the Current Issuer thereunder and all rights to serve notices and/or make demands thereunder and/or to take such steps as are required to cause payments to become due and payable thereunder and all rights of action in respect of any breach thereof and all rights to receive damages or obtain relief in respect thereof and the


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            proceeds of any of the foregoing, TO HOLD the same unto the Note
            Trustee absolutely.

3.2    Contractual rights:

       (a) The Current Issuer, by way of first fixed security for the payment or discharge of the Current Issuer Secured Obligations, subject to Clause 4 (Release of Current Issuer Charged Property), hereby assigns to the Note Trustee, save to the extent that any of the Current Issuer's rights and claims in respect thereof derive from property which is situated in Jersey at any relevant time, all of its right, title, benefit and interest, present and future, in, to and under:

            (i)    the Current Issuer Intercompany Loan Agreement;

            (ii) (to the extent not assigned pursuant to Clause 3.1(a)) the Funding Deed of Charge (including, for the avoidance of doubt, the Current Issuer Deed of Accession);

            (iii)  the Current Issuer Swap Agreements;

            (iv)   the Current Issuer Bank Account Agreement;

            (v)    the Current Issuer Cash Management Agreement;

            (vi)   the Current Issuer Paying Agent and Agent Bank Agreement;

            (vii)  the Current Issuer Trust Deed;

            (viii) the Current Issuer Notes;

            (ix)   the Current Issuer Underwriting Agreement;

            (x)    the Current Issuer Subscription Agreement;

            (xi)   the Current Issuer Post-Enforcement Call Option Agreement;

            (xii)  the Current Issuer Corporate Services Agreement;

            (xiii) any Swap Collateral Ancillary Document; and

            (xiv) each other Current Issuer Transaction Document (other than this Current Issuer Deed of Charge) entered into or to be entered into by the Current Issuer pursuant to or in connection with any of the documents set out in paragraphs
                   (i) through (xii) above (including any agreement entered into by the Current Issuer as a replacement of any of the above agreements upon the termination of such agreement),

            including, without limitation, all rights to receive payment of any amounts which may become payable to the Current Issuer thereunder and all payments received by the Current Issuer thereunder including, without limitation, all rights to serve notices and/or make demands thereunder and/or to take such steps as are required to cause payments to become due and payable thereunder


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            and all rights of action in respect of any breach thereof and all rights to receive damages or obtain relief in respect thereof and the proceeds of any of the foregoing, TO HOLD the same unto the
            Note Trustee absolutely.

       (b) To the intent that the Note Trustee shall have a security interest in accordance with the Jersey Security Law (and as secured party for the purposes of such law) for payment or discharge of the Current Issuer Secured Obligations, subject to Clause 4 (Release of Current Issuer Charged Property), the Current Issuer (as debtor for the purposes of the Jersey Security Law) hereby assigns to the extent that the same may be situate in Jersey at any relevant time to the Note Trustee all of its right, title, benefit and interest, present and future, in, to and under:

            (i)    the Current Issuer Intercompany Loan Agreement;

            (ii) (to the extent not assigned pursuant to Clause 3.1(a)) the Funding Deed of Charge (including, for the avoidance of doubt, the Current Issuer Deed of Accession);

            (iii)  the Current Issuer Swap Agreements;

            (iv)   the Current Issuer Bank Account Agreement;

            (v)    the Current Issuer Cash Management Agreement;

            (vi)   the Current Issuer Paying Agent and Agent Bank Agreement;

            (vii)  the Current Issuer Trust Deed;

            (viii) the Current Issuer Notes;

            (ix)   the Current Issuer Underwriting Agreement;

            (x)    the Current Issuer Subscription Agreement;

            (xi)   the Current Issuer Post-Enforcement Call Option Agreement;

            (xii)  the Current Issuer Corporate Services Agreement;

            (xiii) any Swap Collateral Ancillary Document; and

            (xiv) each other Current Issuer Transaction Document (other than this Current Issuer Deed of Charge) entered into or to be entered into by the Current Issuer pursuant to or in connection with any of the documents set out in paragraphs
                   (i) through (xii) above (including any agreement entered into by the Current Issuer as a replacement of any of the above agreements upon the termination of such agreement),

            including, without limitation, all rights to receive payment of any amounts which may become payable to the Current Issuer thereunder and all payments received by the Current Issuer thereunder including, without limitation, all rights to serve notices and/or make demands thereunder and/or to take such


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            steps as are required to cause payments to become due and payable thereunder and all rights of action in respect of any breach thereof and all rights to receive damages or obtain relief in respect thereof and the proceeds of any of the foregoing, TO HOLD the same unto the Note Trustee absolutely.

3.3 Accounts: The Current Issuer, by way of first fixed security for the payment or discharge of the Current Issuer Secured Obligations, subject to Clause 4 (Release of Current Issuer Charged Property), hereby assigns in favour of the Note Trustee all of its rights, title, benefit and interest, present and future, in and to:

       (a)  the Current Issuer Transaction Accounts;

       (b)  any Swap Collateral Accounts; and

       (c) each other account (if any) in which the Current Issuer may at any time have or acquire any right, title, benefit or interest,

       and all monies or securities now or at any time hereafter standing to the credit thereof and the debts represented by them together with all rights and claims relating or attached thereto including, without limitation, the right to interest or other income or distributions and the proceeds of any of the foregoing, TO HOLD the same unto the Note
       Trustee absolutely.

3.4 Authorised Investments and Swap Collateral: The Current Issuer, by way of first fixed charge for the payment or discharge of the Current
       Issuer Secured Obligations, subject to Clause 4 (Release of Current
       Issuer Charged Property), hereby charges in favour of the Note Trustee all of its right, title, benefit and interest, present and future in, to and under:

       (a) any Authorised Investment purchased using monies standing to the credit of any Current Issuer Bank Account; and

       (b)  any Swap Collateral in the form of securities,

       for the time being owned by it and all rights in respect of or ancillary to such Authorised Investments and such Swap Collateral, including the right to income and distributions and the proceeds of any of the foregoing, TO HOLD the same unto the Note Trustee absolutely.

3.5 Floating Charge: The Current Issuer, by way of first floating charge for the payment or discharge of the Current Issuer Secured Obligations, subject to Clause 4 (Release of Current Issuer Charged Property), hereby charges in favour of the Note Trustee the whole of its undertaking and all its property, assets and rights, whatsoever and wheresoever, both present and future, including without limitation its uncalled capital, other than any property or assets for the time being the subject of a fixed charge or effectively assigned pursuant to any of the foregoing provisions of this Clause 3 (Current Issuer Security).

3.6 Title Guarantee: Each of the dispositions of, assignments of and charges over property effected in or pursuant to this Clause 3 (Current
       Issuer Security) is made with full title guarantee.


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3.7    Further Acquired Items: For the avoidance of doubt, it is hereby confirmed that the Security Interests (including the Jersey Security
       Interests) created under or pursuant to Clauses 3.1 (Funding Charged
       Property) to Clause 3.4 (Authorised Investments and Swap Collateral)
       (inclusive) are intended to be specific and fixed assignments, or specific and fixed charges over (as the case may be) the property and assets to which they relate, both present and future, including property and assets which are acquired after the date hereof.

3.8 No Transfer of Obligations: Notwithstanding anything else in this Current Issuer Deed of Charge, it is hereby agreed that dispositions of property effected in or pursuant to this Clause 3 (Current Issuer
       Security) do not transfer obligations, and nothing herein shall be construed as a transfer of obligations to, the Note Trustee.

3.9    Notice and Acknowledgement:

       (a)  The execution of this Current Issuer Deed of Charge by any Current
            Issuer Secured Creditor shall constitute express notice to such Current Issuer Secured Creditor of the assignments, charges and Security Interests (including the Jersey Security Interests) made by the Current Issuer pursuant to this Clause 3 (Current Issuer
            Security).

       (b) By its execution of this Current Issuer Deed of Charge each Current Issuer Secured Creditor acknowledges and consents to the assignments, charges and Security Interests (including the Jersey
            Security Interests) made or granted by the Current Issuer under this Clause 3 (Current Issuer Security) and also acknowledges that as at the date hereof it has not received from any other person notice of any assignment or charge of any property the subject of such Security Interests.

       (c) Notwithstanding the assignments, charges and Security Interests granted under or pursuant to this Clause 3 (Current Issuer
            Security) and subject as provided otherwise in this Current Issuer
            Deed of Charge, each of the parties hereto acknowledges that:

            (i) each Current Issuer Secured Creditor and each other party to any Current Issuer Transaction Document may continue to make all payments becoming due to the Current Issuer under any Current Issuer Transaction Document in the manner envisaged by such Current Issuer Transaction Document until the receipt of written notice from the Note Trustee or any Receiver requiring payments to be made otherwise; and

            (ii) until the Current Issuer Security becomes enforceable in accordance with Clause 7.2 (Enforceable), the Current
                   Issuer shall be entitled to exercise its rights, powers and discretions and perform its obligations in relation to the Current Issuer Charged Property and under the Current
                   Issuer Transaction Documents in accordance with the provisions of the Current Issuer Transaction Documents.


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3.10   Note Trustee's Discretion in relation to Current Issuer Charged
       Property:

       Without prejudice to any other rights of the Note Trustee after the security created under this Current Issuer Deed of Charge has become enforceable and subject to the terms of the Current Issuer Transaction
       Documents, the Note Trustee may from time to time at any time after any part or parts of the Current Issuer Security becomes enforceable:

       (a) enter into, make, execute, sign, deliver and do all such contracts, agreements, deeds, receipts, payments, assignments, transfers, conveyances, assurances and things and bring, prosecute, enforce, defend and abandon all such actions, suits and proceedings in relation to the Current Issuer Charged Property as it may think expedient;

       (b) exercise or refrain from exercising, in such manner as in its absolute discretion the Note Trustee shall think fit, all or any of the rights, powers, authorities, discretions or remedies of the Current Issuer under or in relation to the Current Issuer Charged
            Property or incidental to the ownership thereof and, in particular but without limiting the generality of the foregoing, exercise all rights to vote or to give any consent or notification or make any declaration in relation to such Current Issuer Charged Property.
            For the avoidance of doubt, the Note Trustee shall not be required to have regard to the interests of the Current Issuer in the exercise or non-exercise of any such rights, powers, authorities, discretions and remedies or to comply with any direction given by the Current Issuer in relation thereto; and

       (c) demand, sue for and take any advice or institute any proceedings to recover or obtain payment of any amounts which may then be due and payable to the Current Issuer but which remains unpaid under or in respect of the Current Issuer Charged Property or any part thereof either in its own name or in the name of the Current
            Issuer.

4.     Release of Current Issuer Charged Property

4.1 Release, Reassignment or Discharge: Upon the irrevocable and unconditional payment in full or discharge (or any combination of the foregoing) of all the Current Issuer Secured Obligations and upon the Note Trustee being satisfied that the Current Issuer is under no further actual or contingent obligation under this Current Issuer Deed of Charge or any other Current Issuer Transaction Document, the Note
       Trustee shall, at the request and cost of the Current Issuer, release, reassign and/or discharge from the Security Interests (including the Jersey Security Interests) all of the Current Issuer Charged Property to, or to the order of, the Current Issuer; provided that where any such release, re-assignment or discharge is made in whole or in part on the faith of any payment, security or other disposition which is avoided or which must be repaid on bankruptcy, liquidation or otherwise, the security constituted by this Current Issuer Deed of Charge and the liability of the Current Issuer hereunder shall continue as if there had been no such release, re-assignment or discharge.

4.2 Disposal of Authorised Investments and Swap Collateral: On the making at any time by the Current Issuer Cash Manager on behalf of the Current
       Issuer of a disposal of any Authorised Investment or Swap Collateral in the form of securities charged


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       pursuant to Clause 3.4 (Authorised Investments and Swap Collateral),
       the Note Trustee shall, if so requested by and at the sole cost and expense of the Current Issuer, but without the Note Trustee being responsible for any loss, costs, claims or liabilities whatsoever occasioned by so acting upon such request, release, reassign or discharge from the Security Interests constituted by or pursuant to this Current Issuer Deed of Charge the relevant Authorised Investments or Swap Collateral, provided that in the case of a disposal of an
       Authorised Investment, the proceeds of such disposal are paid by the
       Current Issuer into the Current Issuer Bank Accounts from which the monies to make such Authorised Investment were originally drawn and, that in the case of Swap Collateral, the proceeds of such disposal are paid by the Current Issuer into the relevant Swap Collateral Cash
       Account or Current Issuer Bank Account (as appropriate in accordance with the Cash Management Agreement) subject to and in accordance with the provisions of this Current Issuer Deed of Charge and the Current
       Issuer Transaction Documents.

4.3    Withdrawals from Current Issuer Bank Accounts and Swap Collateral
       Accounts: Subject to and in accordance with this Current Issuer Deed of Charge and the other Current Issuer Transaction Documents, the Current
       Issuer Cash Manager, on behalf of the Current Issuer and the Note
       Trustee, is permitted pursuant to Clause 6 (Restrictions on Exercise of Certain Rights) from time to time to withdraw amounts from the Current
       Issuer Bank Accounts in order to apply such amounts in accordance with the relevant Current Issuer Priority of Payments and from time to time to withdraw amounts or securities from the Swap Collateral Accounts in order to apply such amounts or securities in accordance with the Current Issuer Cash Management Agreement. Any amount or securities so withdrawn shall be released from the Security Interests (including the Jersey Security Interests) created under this Current Issuer Deed of
       Charge provided that any amount withdrawn from the Current Issuer Bank
       Accounts is applied in accordance with and subject to the relevant
       Current Issuer Priority of Payments.

5.     Declaration of Trust

       Each of the Current Issuer Secured Creditors declares the Note Trustee as trustee of, and the Note Trustee hereby declares that it holds on trust for the Current Issuer Secured Creditors, upon and subject to the terms and conditions of this Current Issuer Deed of Charge, all of the covenants, undertakings and representations made to the Note Trustee under this Current Issuer Deed of Charge and any other Current Issuer
       Transaction Document and all of the charges, assignments, security and Security Interests made or given to the Note Trustee or to be made or given to it for the purpose of securing the Current Issuer Secured
       Obligations under or pursuant to this Current Issuer Deed of Charge or any other Current Issuer Transaction Document.

6.     Restrictions on Exercise of Certain Rights

6.1    Payments to Current Issuer Bank Accounts and Swap Collateral Accounts:
       At all times prior to the release, re-assignment and/or discharge of the Current Issuer Security pursuant to Clause 4 (Release of the
       Current Issuer Charged Property), the Current Issuer shall save as otherwise provided in the Current Issuer Transaction Documents or unless the Note Trustee otherwise agrees in writing (and then only on such terms and in such manner as the Note Trustee may require) procure that:


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       (a)  the Current Issuer Bank Accounts shall from time to time be credited with all amounts (excluding Swap Collateral Excluded
            Amounts) received by the Current Issuer under or in respect of the
            Current Issuer Transaction Documents, including without limitation the following payments:

            (i) amounts received by the Current Issuer from or on behalf of Funding pursuant to the provisions of the Current Issuer
                   Intercompany Loan Agreement;

            (ii)   interest received on the Current Issuer Bank Accounts;

            (iii)  amounts received by the Current Issuer from the Basis Rate
                   Swap Provider under the Current Issuer Basis Rate Swap
                   Agreement and any Swap Collateral Available Revenue Amounts and Swap Collateral Available Principal Amounts;

            (iv)   amounts received by the Current Issuer from the Dollar
                   Currency Swap Provider under the Current Issuer Dollar
                   Currency Swap Agreements and any Swap Collateral Available
                   Revenue Amounts and Swap Collateral Available Principal
                   Amounts;

            (v)    amounts received by the Current Issuer from the Euro
                   Currency Swap Provider under the Current Issuer Euro
                   Currency Swap Agreements and any Swap Collateral Available
                   Revenue Amounts and Swap Collateral Available Principal
                   Amounts;

            (vi) income received by the Current Issuer in respect of the proceeds of any Authorised Investments;

            (vii)  amounts received by the Current Issuer from the Security
                   Trustee or a Receiver following the service of an Intercompany Loan Enforcement Notice;

            (viii) such other payments received by the Current Issuer as are, or ought in accordance with this Current Issuer Deed of Charge to be, comprised in the Current Issuer Charged
                   Property; and

       (b) any Swap Collateral Accounts shall from time to time be credited with any Swap Collateral Excluded Amounts received by the Current
            Issuer pursuant to the relevant Current Issuer Swap Agreement.

6.2    No withdrawal from Current Issuer Bank Accounts and Swap Collateral
       Accounts: At all times during the subsistence of the Current Issuer
       Security, the Current Issuer shall not be entitled to withdraw or transfer from any Current Issuer Bank Account or Swap Collateral
       Account any monies or securities standing to the credit thereof or direct any payment to be made therefrom to any person save to the extent expressly permitted under this Current Issuer Deed of Charge without the Note Trustee's prior written consent.


                                      11



6.3 Permitted Withdrawals from Current Issuer Bank Accounts and Swap Collateral Accounts; Authorised Investments:

       (a) The Current Issuer covenants with the Note Trustee that the amounts standing to the credit of the Current Issuer Bank Accounts and any Swap Collateral standing to the credit of a Swap Collateral Account may only be withdrawn in accordance with this Clause 6.3 or otherwise with the Note Trustee's prior written consent.

       (b) On any day during an Interest Period prior to the security becoming enforceable pursuant to Clause 7.2 (Enforceable), the Current Issuer and the Note Trustee hereby authorise the Current Issuer Cash Manager to withdraw such monies from the Current Issuer Transaction Accounts as are to be applied on such date to meet any amounts then due and payable by the Current Issuer to third parties in accordance with item (C) of the Current Issuer Pre-Enforcement Revenue Priority of Payments provided that such monies are applied in making such payments on behalf of the Current Issuer. For the purpose of this paragraph (b), the remaining provisions of this Clause 6.3, Clause 6.4 (Current Issuer Pre-Enforcement Revenue Priority of Payments) and Clause
            6.5 (Current Issuer Pre-Enforcement Principal Priority of Payments), the Current Issuer Cash Manager shall be entitled to assume that the Current Issuer Security is not enforceable pursuant to Clause 7.2 (Enforceable) unless it has received notice from the Current Issuer or the Note Trustee or is otherwise aware that the Current Issuer Security has become so enforceable and shall not be liable to the Note Trustee, the Current Issuer or any other Current Issuer Secured Creditor for making payments based on this assumption.

       (c) The Note Trustee hereby authorises the Current Issuer Cash Manager, prior to the security becoming enforceable pursuant to Clause 7.2 (Enforceable), to make withdrawals from:

            (i) the relevant Current Issuer Bank Account for the purposes of acquiring Authorised Investments provided that all amounts received in respect of the Authorised Investments (including earnings thereon) shall be deposited into the relevant Current Issuer Bank Account from which they were originally drawn; and

            (ii) the relevant Swap Collateral Account for the purpose of (1) transferring or paying Swap Collateral to a Current Issuer Swap Provider pursuant to the terms of the relevant Current Issuer Swap Agreement; or (2) transferring Swap Collateral Available Revenue Amounts and/or Swap Collateral Available Principal Amounts to the relevant Current Issuer Transaction Account.

6.4 Current Issuer Pre-Enforcement Revenue Priority of Payments: On each Payment Date or Interest Payment Date, prior to the Current Issuer Security becoming enforceable pursuant to Clause 7.2 (Enforceable), the Note Trustee hereby authorises the Current Issuer or the Current Issuer Cash Manager in its place to withdraw Current Issuer Available Revenue Receipts standing to the credit of the Current Issuer Transaction Accounts and to apply such monies in accordance with the provisions and the order of priority of the Current Issuer Pre-Enforcement Revenue Priority of

       Payments (as the same may be amended or varied from time to time) as set out in Schedule 2 (Cash Management and Maintenance of Ledgers) to the Current Issuer Cash Management Agreement.

6.5 Current Issuer Pre-Enforcement Principal Priority of Payments: On each Payment Date prior to the Current Issuer Security becoming enforceable pursuant to Clause 7.2 (Enforceable), the Note Trustee hereby authorises the Current Issuer or the Current Issuer Cash Manager in its place to withdraw Current Issuer Available Principal Receipts standing to the credit of the Current Issuer Transaction Accounts and to apply such monies in accordance with the order of priority of the Current Issuer Pre-Enforcement Principal Priority of Payments (as the same may be amended or varied from time to time) as set out in Schedule 2 (Cash Management and Maintenance of Ledgers) to the Current Issuer Cash Management Agreement.

6.6 No Enforcement by Current Issuer Secured Creditors: Each of the Current Issuer Secured Creditors (other than the Note Trustee acting on behalf of the Noteholders and any Receiver) hereby agrees with the Current Issuer and the Note Trustee that:

       (a) only the Note Trustee may enforce the security created in favour of the Note Trustee by this Current Issuer Deed of Charge in accordance with the provisions hereof;

       (b) notwithstanding any other provision of this Current Issuer Deed of Charge or any other Current Issuer Transaction Document no sum due or owing to any Current Issuer Secured Creditor or to the Note Trustee (whether for itself or on behalf of the Current Issuer Secured Creditors) from or by the Current Issuer under this Current Issuer Deed of Charge or any other Current Issuer Transaction Document shall be payable by the Current Issuer except to the extent that the Current Issuer or (following enforcement of the Current Issuer Security) the Note Trustee has sufficient funds available to it (and, in the case of the Note Trustee, as a result of the realisation of that security) to pay such sum subject to and in accordance with the relevant Current Issuer Priority of Payments and provided that all liabilities of the Current Issuer required to be paid in priority thereto or pari passu therewith pursuant to such Current Issuer Priority of Payments have been paid, discharged and/or otherwise provided for in full PROVIDED THAT this paragraph (b) shall not apply to and shall not limit the obligations of the Current Issuer to the Noteholders under the Current Issuer Notes and this Current Issuer Deed of Charge; and

       (c) it shall not take any steps for the purpose of recovering any of the Current Issuer Secured Obligations (including, without limitation, by exercising any rights of set-off) or enforcing any rights arising out of the Current Issuer Transaction Documents against the Current Issuer and it shall not take any steps or legal proceedings for the winding-up, dissolution or reorganisation of, or the institution of insolvency proceedings against, the Current Issuer or for the appointment of a receiver, administrator, administrative receiver, liquidator or similar officer of the Current Issuer in respect of any or all of its revenues and assets,

PROVIDED THAT

            (i) in the case of any Noteholder, this provision shall be subject to Clause 7.2 (Only Note Trustee to Enforce) of the Current Issuer Trust Deed; and

            (ii) in the case of any other Current Issuer Secured Creditor and subject to there being no Current Issuer Note then outstanding, if the Note Trustee having become bound to do so subject to and in accordance with the terms of this Current Issuer Deed of Charge and the Current Issuer Transaction Documents, fails to take any steps or proceedings to enforce the security created hereunder within 30 days of becoming so bound and such failure is continuing, each such other Current Issuer Secured Creditor shall be entitled to take such steps and proceedings to enforce its rights arising out of the relevant Current Issuer Transaction Document as it shall deem necessary other than the presentation of a petition for the winding up, dissolution or reorganisation of, or the institution of insolvency proceedings against, the Current Issuer or the appointment of an administrator or liquidator of the Current Issuer.

6.7 Acknowledgement of Note Trustee: The Note Trustee hereby acknowledges and agrees that save with respect to the obligations of the Current Issuer to the Noteholders under the Current Issuer Notes and this Current Issuer Deed of Charge which are not limited under paragraph (b) of Clause 6.6 (No Enforcement by Current Issuer Secured Creditors) or under this Clause 6.7 (Acknowledgement of Note Trustee) and notwithstanding any other provision of this Current Issuer Deed of Charge or any other Current Issuer Transaction Document, no sum due or owing to any Current Issuer Secured Creditor or to the Note Trustee (whether for itself or on behalf of the Current Issuer Secured Creditors) from or by the Current Issuer under this Current Issuer Deed of Charge or any other Current Issuer Transaction Document shall be payable by the Current Issuer except to the extent that the Current Issuer has sufficient funds available or (following enforcement of the Current Issuer Security) the Note Trustee has realised sufficient funds from the Current Issuer Security to pay such sum subject to and in accordance with the relevant Current Issuer Priority of Payments and provided that all liabilities of the Current Issuer required to be paid in priority thereto or pari passu therewith pursuant to such Current Issuer Priority of Payments have been paid, discharged and/or otherwise provided for in full.

7.     Enforcement

7.1 Notification: The Note Trustee shall, if practicable, give prior notification to the Seller, Funding, the Cash Manager and the Current Issuer Cash Manager of the Note Trustee's intention to enforce the security created by this Current Issuer Deed of Charge. However, the failure of the Note Trustee to provide such notification shall not in any way prejudice the ability of the Note Trustee to enforce the security created by this Current Issuer Deed of Charge.

7.2    Enforceable:

       (a) Without prejudice to the provisions of Clause 9 (Receiver) the security created under this Current Issuer Deed of Charge shall become immediately enforceable and the power of sale and other powers conferred by
            Section 101 of the 1925 Act, as varied or amended by this Current Issuer Deed of Charge, shall be exercisable by the Note Trustee:

            (i) at any time when any Current Issuer Note remains outstanding, in accordance with and subject to, Clause 9 (Enforcement) and Clause 10 (Proceedings, Action and Indemnification) of the Current Issuer Trust Deed which shall, as necessary, be incorporated in and apply, mutatis mutandis, to this Current Issuer Deed of Charge (and for that purpose references therein to "this Trust Deed" or "these presents" shall be construed as references to this Current Issuer Deed of Charge); or

            (ii) if there are no Current Issuer Notes outstanding, following a default in payment of any other Current Issuer Secured Obligations on its due date or within any applicable grace period following such due date stated in the relevant Current Issuer Transaction Document but subject always to any limited recourse provisions stated therein and to Clause 6.6 (No Enforcement by Current Issuer Secured Creditors) hereof; or

            (iii) upon the service on Funding by the Security Trustee of an Intercompany Loan Enforcement Notice.

       (b) For the purposes of the Jersey Security Interests, upon the occurrence of any of the events specified in Clause 7.2 (a) (i),
            (ii) or (iii) (which shall constitute events of default for the purposes of the Jersey Security Interests in accordance with the Jersey Security Law) the Note Trustee shall have the right to give notice (the "Current Issuer Jersey Enforcement Notice") to the Current Issuer in accordance with the Jersey Security Law and the power of sale of the Current Issuer Jersey Secured Property shall become exercisable without the order of the Jersey court in accordance with the Jersey Security Law so that the Jersey Security Interests shall be enforceable in accordance with the provisions of the Jersey Security Law.

7.3   Power of Sale:

       (a) Notwithstanding any other provision of this Current Issuer Deed of Charge, the Current Issuer Secured Obligations shall be deemed to have become due and payable for the purposes of Section 101 of the 1925 Act and Article 8 of the Jersey Security Law and (to the extent applicable) the statutory power of sale and of appointing a receiver and other powers which are conferred on mortgagees under the 1925 Act as varied or extended by this Current Issuer Deed of Charge shall be deemed to arise immediately after execution of this Current Issuer Deed of Charge.

       (b) Section 103 of the 1925 Act shall not apply to this Current Issuer Deed of Charge and forthwith after the security has become enforceable in accordance with Clause 7.2 (Enforceable) the statutory power of sale, as extended by this Current Issuer Deed of Charge, and all other powers shall become immediately exercisable without notice to the Current Issuer and the provisions of the 1925 Act regulating the power of sale shall, so far as they relate to the Current Issuer Charged Property, be varied and extended accordingly.

7.4 Law of Property Act 1925: Subject, in the case of the Current Issuer Jersey Secured Property, to the provisions of the Jersey Security Law, the provisions of the 1925 Act relating to the power of sale and the other powers conferred by Section 101(1) and (2) are hereby extended in relation to the Current Issuer as if such extensions were contained in the 1925 Act such that at any time after the security constituted by this Current Issuer Deed of Charge has become enforceable in accordance with Clause 7.2 (Enforceable) above, the Note Trustee may in its absolute discretion:

       (a) make demand in the name of the Current Issuer Secured Creditors or in its own right for any monies and liabilities in respect of the Current Issuer Charged Property;

       (b) enforce any rights it may have in respect of the whole or any part of the Current Issuer Charged Property in such manner and upon such terms as the Note Trustee shall think fit;

       (c) take possession of, get in and collect the Current Issuer Charged Property and perfect interests comprised therein;

       (d) (subject to any restrictions under or in respect of the relevant Current Issuer Charged Property) sell, transfer, convey, dispose of, vary or otherwise deal with, and also grant any option to purchase, and effect exchanges of, the whole or any part of Current Issuer Charged Property or any interest therein in such manner, for such consideration (if any) and generally upon such terms (including by deferred payment or payment by instalments) as it may think fit and/or to concur in any of the foregoing (and nothing shall preclude any such disposal being made to a Current Issuer Secured Creditor);

       (e) carry out any transaction, scheme or arrangement which the Note Trustee may, in its absolute discretion, consider appropriate with a view to or in connection with the sale of the Current Issuer Charged Property;

       (f) do all or any of the things or exercise all or any of the powers, authorities and discretions conferred expressly or by implication on any Receiver under Clause 9.6 (Powers of the Receiver) or otherwise under this Current Issuer Deed of Charge; and/or

       (g) exercise all or any of the powers conferred on mortgagees by the 1925 Act as varied or extended by this Current Issuer Deed of Charge and any other rights and remedies that may be conferred by statute or common law or in equity on mortgagees or receivers.

8.     Upon Enforcement

8.1 Service of a Current Issuer Note Enforcement Notice: Without prejudice to the effectiveness of any service of a Current Issuer Note Enforcement Notice, the Note Trustee shall as soon as is practicable notify each of the following parties of the enforcement of the Current Issuer Security (whether by service of a copy of any Current Issuer Note Enforcement Notice or otherwise):

       (a)  the Seller;

       (b)  Funding;

       (c)  the Account Bank, the Cash Manager and the Current Issuer Cash
            Manager;

       (d) the Paying Agents and the other Agents under the Current Issuer Paying Agent and Agent Bank Agreement;

       (e)  the Current Issuer Swap Providers;

       (f)  the Corporate Services Provider; and

       (g)  each other Current Issuer Secured Creditor.

8.2 Crystallisation: From and including the date when the Note Trustee serves a Current Issuer Note Enforcement Notice (which has not been withdrawn) on the Current Issuer:

       (a) notwithstanding any provision hereof or of any other Current Issuer Transaction Document no amount may be withdrawn from the Current Issuer Bank Accounts except with the prior written consent of the Note Trustee; and

       (b) if not already crystallised, any charge created by this Current Issuer Deed of Charge which is a floating charge shall crystallise, provided that the floating charge created by this Current Issuer Deed of Charge shall not be crystallised solely as a result of obtaining a moratorium (or anything done with a view to obtaining a moratorium) under the Insolvency Act 2000 except with leave of the court.

8.3 Current Issuer Post-Enforcement Priority of Payments: At any time after the security created by this Current Issuer Deed of Charge has become enforceable in accordance with Clause 7.2 (Enforceable) and provided that the relevant Current Issuer Note Event of Default has not been waived in accordance with the provisions of this Current Issuer Deed of Charge, Current Issuer Available Revenue Receipts, Current Issuer Available Principal Receipts and all other monies (excluding Swap Collateral Excluded Amounts) paid to or received or recovered by or on behalf of the Current Issuer or the Note Trustee or any Receiver appointed on its behalf, including all proceeds following any sale, realisation or enforcement of the security created under this Current Issuer Deed of Charge and all amounts (excluding Swap Collateral Excluded Amounts) not previously distributed and/or standing to the credit of any Current Issuer Bank Account and Swap Collateral Account shall (if not already received by the Note Trustee) be paid to and held by the Note Trustee on trust to apply the same (save to the extent otherwise required by applicable law) in accordance with the order of priority of the Current Issuer Post-Enforcement Priority of Payments (as the same may be amended or varied from time to time) as set out on the date hereof in Schedule 2 (Current Issuer Post-Enforcement Priority of Payments) to this Current Issuer Deed of Charge.

8.4    Certification of Amounts:

       (a) The Note Trustee shall be entitled to rely on (and to accept as conclusive evidence save in the case of manifest error) a certificate from each Current Issuer Secured Creditor as to the amounts owed to such Current Issuer Secured Creditor under the Current Issuer Transaction Documents. The Note Trustee shall not take into account for the purpose of the application of moneys in accordance with the Current Issuer Post-Enforcement Priority of Payments any amounts of which it has not been notified by the intended recipient on or prior to the date in question.

       (b) Each Current Issuer Secured Creditor will, at all times, promptly provide the Note Trustee and/or any Receiver on request with a certificate setting out detailed information as to the amount of the Current Issuer Secured Obligations to which such Current Issuer Secured Creditor is entitled and such other information as the Note Trustee and/or any Receiver may require to enable or facilitate the Note Trustee and/or any Receiver to perform its functions hereunder or under any of the Current Issuer Transaction Documents, such certificate to be in a form required by the Note Trustee and/or any Receiver. In determining the respective entitlements of the Current Issuer Secured Creditors hereunder, such certificates shall be binding on all of the Current Issuer Secured Creditors.

8.5 Retention Account: If the Note Trustee enforces the security created under this Current Issuer Deed of Charge at a time when either no amounts or not all amounts owing in respect of the Current Issuer Secured Obligations have become due and payable or any of the Current Issuer Secured Obligations are at such time contingent or future, the Note Trustee or a Receiver may, for so long as no such amounts or not all such amounts have become due and payable or any of the Current Issuer Secured Obligations are at such time contingent or future, pay any monies referred to in Clause 8.3 (Current Issuer Post-Enforcement Priority of Payments), as the case may be, into, and retain such monies in, an interest-bearing account (a "retention account") to be held by it as security and applied by it in accordance with Clause 8.3 (Current Issuer Post-Enforcement Priority of Payments) as and when any of the amounts referred to therein become due and payable.

8.6 Note Trustee Rights upon Enforcement: In addition to any other rights expressly provided herein, for the period commencing upon the service of a Current Issuer Note Enforcement Notice and terminating upon the notification to the Current Issuer Secured Creditors by the Note Trustee that all Current Issuer Secured Obligations have been satisfied in full:

       (a) (provided such Current Issuer Secured Creditor has received a copy of, or other notice of the service on the Current Issuer of, any such Current Issuer Note Enforcement Notice) each Current Issuer Secured Creditor agrees that it will pay to the Note Trustee or the Receiver, as the case may be, all monies received or recovered by such Current Issuer Secured Creditor (whether by way of set-off or otherwise) in order that such amounts may be applied by the Note Trustee in accordance with Clause 8.3 (Current Issuer Post-Enforcement Priority of Payments);

       (b) save as otherwise expressly provided in this Current Issuer Deed of Charge or as required by the Note Trustee, all payments under or arising from this Current Issuer Deed of Charge and all amounts payable to the Current Issuer by any party to this Current Issuer Deed of Charge under any Current Issuer Transaction Document shall be paid to the Note Trustee or to its order;

       (c) save as otherwise expressly provided in this Current Issuer Deed of Charge, all rights or remedies provided for by this Current Issuer Deed of Charge or available at law or in equity to the Current Issuer Secured Creditors are exercisable by the Note Trustee;

       (d) save as otherwise expressly provided in this Current Issuer Deed of Charge, all rights to compel performance of the Current Issuer Transaction Documents are exercisable by the Note Trustee; and

       (e) all payments in respect of the Current Issuer Secured Obligations shall operate in satisfaction pro tanto of the Current Issuer's covenants to the relevant Current Issuer Secured Creditors.

9.     Receiver

9.1 Appointment: At any time after the security constituted hereunder becomes enforceable, and whether or not the Note Trustee has taken possession of the Current Issuer Charged Property, the Note Trustee may appoint, by writing or by deed, such person or persons (including an officer or officers of the Note Trustee) as the Note Trustee thinks fit to be a receiver, a receiver and manager or an administrative receiver of the Current Issuer Charged Property or any part thereof (each a "Receiver") and, in the case of an appointment of more than one person, to act together or independently of the other or others.

9.2 Removal and Replacement: Except as otherwise required by statute, the Note Trustee may by writing or by deed remove a Receiver and appoint another in its place or to act with a Receiver and the Note Trustee may apply to the court for an order removing an administrative receiver.

9.3 Extension of Appointment: The exclusion of any part of the Current Issuer Charged Property from the appointment of the Receiver shall not preclude the Note Trustee from subsequently extending its appointment (or that of the Receiver replacing it) to that part of the Current Issuer Charged Property or appointing another Receiver over any other part of the Current Issuer Charged Property.

9.4 Agent of Current Issuer: The Receiver shall, so far as the law permits, be the agent of the Current Issuer and the Current Issuer alone shall be responsible for the Receiver's contracts, engagements, acts, omissions, misconduct, negligence or default and for liabilities incurred by it; and in no circumstances whatsoever shall the Note Trustee or any Current Issuer Secured Creditor be in any way responsible for or incur any liability in connection with its contracts, engagements, acts, omissions, misconduct, negligence or default, and if a liquidator of the Current Issuer shall be appointed, the Receiver shall act as principal and not as agent for the Note Trustee. Notwithstanding the generality of the foregoing, such Receiver shall in the exercise of its powers, authorities and discretions conform to the regulations or directions (if any) from time to time made and given by the Note Trustee.

9.5 Remuneration: Subject as provided otherwise by applicable law, the remuneration of the Receiver shall be fixed by the Note Trustee and may be or include a commission calculated by reference to the gross amount of all monies received or otherwise. Such remuneration and such commission (if any) shall be payable hereunder by the Current Issuer alone subject always to Clause 8.3 (Current Issuer Post-Enforcement Priority of Payments) and the amount of such remuneration shall form part of the Current Issuer Secured Obligations and shall accordingly be secured on the Current Issuer Charged Property under the security created by this Current Issuer Deed of Charge.

9.6 Powers of the Receiver: Subject, in the case of the Current Issuer Jersey Secured Property, to the provisions of the Jersey Security Law, the Receiver of the Current Issuer, in addition to any powers conferred on an administrative receiver, receiver, manager or receiver and manager by statute or common law, shall have the power to:

       (a) take possession of, get in and collect the Current Issuer Charged Property;

       (b) (subject to any restrictions under or in respect of relevant Current Issuer Charged Property) sell, transfer, convey, license, release or otherwise dispose of vary or deal with, and also grant any option to purchase, and effect exchanges of, the whole or any part of the Current Issuer Charged Property or any interest therein and grant or accept surrenders, disclaimers and variations in relation to or otherwise affecting the Current Issuer Charged Property in each case in such manner, for such consideration (if any) and generally upon such terms (including by deferred payment of payment by instalments) as it may think fit and/or concur in any of the foregoing (and nothing shall preclude any such disposal being made to a Current Issuer Secured Creditor);

       (c) carry out any transaction, scheme or arrangement which it may, in its absolute discretion, consider appropriate with a view to or in connection with the sale of the Current Issuer Charged Property;

       (d) insure the Current Issuer Charged Property against such risks and for such amounts as it may consider prudent and obtain bonds and performance guarantees;

       (e) otherwise protect, maintain or improve, the Current Issuer Charged Property or any part thereof in any manner and for any purpose whatsoever as it shall think fit;

       (f) transfer all or any of the Current Issuer Charged Property and/or any of the liabilities to any other company or body corporate, whether or not formed or acquired for the purpose (and whether or not a subsidiary or associated company of the Note Trustee or any other party to the Current Issuer Transaction Documents) and to form a subsidiary or subsidiaries of the Current Issuer;

       (g) carry on and manage or concur in managing or appoint a manager of, the whole or any part of the business of the Current Issuer in such manner as it shall in its absolute discretion think fit including the power to enter into any contract and to perform, repudiate, rescind or vary any contract to which the Current Issuer is a party;

       (h) sell or concur in selling the whole or any part of the Current Issuer's business whether as a going concern or otherwise;

       (i) appoint, dismiss, engage or vary the terms of employment of any employees, managers, agents or advisers of the Current Issuer upon such terms as to remuneration and otherwise for such periods as it may in its absolute discretion think fit;

       (j) in connection with the exercise or proposed exercise of any of its powers or in order to obtain payment of its remuneration or reimbursement of its expenses (in each case, whether or not already due), borrow or raise money from any person, without security or on the security of the Current Issuer Charged Property (either in priority to the security constituted by this Current Issuer Deed of Charge or otherwise) and generally in such manner and on such terms as it may think fit;

       (k) bring, defend, submit to arbitration, negotiate, compromise, enforce, abandon and settle actions, suits, claims and proceedings concerning or affecting the Current Issuer Charged Property or the security created under this Current Issuer Deed of Charge;

       (l) exercise any powers, discretions, voting, conversion or other rights or entitlements in relation to any of the Current Issuer Charged Property or incidental to the ownership of or rights in or to any of the Current Issuer Charged Property and to complete or effect any transaction entered into by the Current Issuer or disclaim, abandon or modify all or any of the outstanding contracts or arrangements of the Current Issuer relating to or affecting the Current Issuer Charged Property;

       (m) generally carry out, or cause to be carried out any transaction or scheme or arrangement whatsoever, whether similar or not to any of the foregoing, in relation to the Current Issuer Charged Property which it may consider expedient as effectual as if it were solely and absolutely entitled to the Current Issuer Charged Property;

       (n) in connection with the exercise of any of its powers, execute or do, or cause or authorise to be executed or done, on behalf of or in the name of the Current Issuer or otherwise, as it may think fit, all documents, acts or things which it may consider appropriate;

       (o) redeem, discharge or compromise any security whether or not having priority to the security created hereunder;

       (p) enter into covenants, guarantees, commitments, indemnities and other obligations or liabilities as it shall think fit;

       (q) pay and discharge out of the profits and income of the Current Issuer Charged Property and the monies to be made by it carrying on any such business as aforesaid the expenses in and about the carrying on and management of such business or in the exercise of any of the powers conferred by Clause 9 (Receivers) or otherwise in respect of the Current Issuer Charged Property and all outgoings which it shall think fit to pay and to apply the residue of the said profits, income or monies in the manner provided by Clause 8.3 (Current Issuer Post-Enforcement Priority of Payments); and

       (r) exercise any other powers, rights and/or remedies that may be available at law or in equity including the powers referred to in
            Section 1 of the Insolvency Act 1986.

9.7 Security: The Note Trustee may from time to time and at any time require any such Receiver to give security for the due performance of its duties and may fix the nature and amount of the security to be so given but the Note Trustee shall not be bound in any such case to require any such security.

9.8 Application by Receiver: Save so far as otherwise directed by the Note Trustee, all monies from time to time received by such Receiver shall be paid over to the Note Trustee to be held by it on the trusts declared under this Current Issuer Deed of Charge and to be distributed in accordance with Clause 8.3 (Current Issuer Post-Enforcement Priority of Payments).

9.9 Payment to Receiver: The Note Trustee may pay over to such Receiver any monies constituting part of the Current Issuer Charged Property for the same to be applied for the purposes of this Current Issuer Deed of Charge by such Receiver and the Note Trustee may from time to time determine what funds the Receiver shall be at liberty to keep in hand with a view to the performance of its duties as such Receiver.

9.10 No Restrictions: None of the restrictions imposed by the 1925 Act in relation to the appointment of receivers or the giving of notice or otherwise shall apply in relation to the Receiver.

9.11   Administration:

       (a) Upon presentation of an application or a petition to a court of competent jurisdiction for an administration order or a notice of intention to appoint an administrator or the filing of documents with the court for the appointment of an administrator in relation to the Current Issuer or other order having substantially the same effect to be made on application by a creditor or creditors of the Current Issuer, the Note Trustee shall, subject to it being indemnified to its satisfaction, as soon as practicable appoint a Receiver in accordance with this Current Issuer Deed of Charge (who shall, to the extent permitted by law, be an "administrative receiver" under Section 29 (2) of the Insolvency Act 1986) of the whole of the Current Issuer Charged Property and, in the case of any application to the court or petition the Note Trustee shall instruct the Receiver to attend at the hearing of the application or petition and take such steps as are necessary to prevent the appointment of an administrator. The Current Issuer Secured Creditors shall co-operate and do all acts and enter into such further documents, deeds or agreements as the Note Trustee may deem necessary or desirable to ensure that an administration order is not made and that an administrative receiver is appointed.

       (b) Paragraph 14 of Schedule B1 to the Insolvency Act 1986 applies to the floating charge created hereunder.

10.    Further Assurance and Power of Attorney

10.1 Further Assurance: The Current Issuer covenants with and undertakes to the Note Trustee from time to time (notwithstanding that the security may not have become enforceable and the Note Trustee may not have served any Current Issuer Note Enforcement Notice) upon demand:

       (a) to execute, at the Current Issuer's cost, any document or do any act or thing which the Note Trustee or any Receiver may specify (including executing such Security Interests over its rights in and over the Current Issuer Charged Property and any other assets of the Current Issuer in such form as the Note Trustee and/or any Receiver may require) with a view to:

            (i) registering, perfecting, protecting or improving any charge or security or Security Interest (including any Jersey Security Interest) created or intended to be created by or pursuant to this Current Issuer Deed of Charge (including any act or document which may be required or desirable under the laws of any jurisdiction in which any property or assets may be located in order to confer on the Note Trustee security over such property and assets equivalent or similar to the security intended to be conferred by or pursuant to this Current Issuer Deed of Charge) and in such form as the Note Trustee or the Receiver may specify; and/or

            (ii) facilitating the realisation of or enforcement of rights of, all or any part of the Current Issuer Charged Property (including any Current Issuer Jersey Secured Property) or the exercise, or proposed exercise, of any of the powers, duties or discretions vested or intended to be vested in the Note Trustee or such Receiver by or pursuant to this Current Issuer Deed of Charge or doing any act or thing deemed necessary by the Note Trustee or the Receiver;

       (b) to give or join in giving or procure the giving of any notices to any persons and obtain or procure that there is obtained any necessary acknowledgements in relation to such notices, all in such form, as the Note Trustee or the Receiver may require at the cost of the Current Issuer, and for the purpose of this Clause 10.1 (Further Assurance) a certificate in writing signed by the Note Trustee to the effect that any particular assurance or thing is required by it shall be conclusive evidence of that fact provided that the Current Issuer shall not be obliged to execute any such documentation or take any other action or steps to the extent that it would breach a restriction in any agreement to which it is a party or conflict with any applicable law.

10.2 Execution of Power of Attorney: Immediately upon execution of this Current Issuer Deed of Charge, the Current Issuer shall execute and deliver to the Note Trustee the power of attorney in or substantially in the form set out in Schedule 1 (Form of Security Power of Attorney).

10.3 Current Issuer Charged Property on Trust: To the extent permitted to do so under the Current Issuer Transaction Documents, for the purpose of giving effect to this Current Issuer Deed of Charge, the Current Issuer hereby declares that, after service of a Current Issuer Note Enforcement Notice, it will hold all the Current Issuer Charged Property (subject to the right of redemption) upon trust to convey, assign or otherwise deal with such Current Issuer Charged Property in such manner and to such person as the Note Trustee shall direct pursuant to this Current Issuer Deed of Charge, and declares that it shall be lawful for the Note Trustee to appoint a new trustee or trustees of the Current Issuer Charged Property in place of the Current Issuer.

11.    Crystallisation

11.1 Notice: In addition and without prejudice to any other event resulting in a crystallisation of the floating charge created by this Current Issuer Deed of Charge or any other right the Note Trustee may have, the Note Trustee may, by notice in writing to the Current Issuer, declare that the floating charge hereby created shall be converted into first specific fixed charges over such of the undertaking, property and assets of the Current Issuer as the Note Trustee may specify in such notice at any time if:

       (a) a Current Issuer Note Event of Default or a Current Issuer Potential Note Event of Default has occurred; or

       (b) the Note Trustee believes that the Current Issuer Charged Property or any part thereof is in danger of being seized or sold under any form of distress, execution or diligence levied or is otherwise in jeopardy; or

       (c) the Note Trustee considers that it is desirable in order to protect the priority of the security created by this Current Issuer Deed of Charge,

       provided that the floating charge created by this Current Issuer Deed of Charge may not be converted into a fixed charge or charges solely as a result of the obtaining of a moratorium (or anything done with a view to obtaining a moratorium) under the Insolvency Act 2000 without the leave of the court.

11.2 Automatic Crystallisation: In addition and without prejudice to any other event resulting in a crystallisation of the floating charge contained herein and without prejudice to any rule of law which may have a similar effect, the floating charge created under this Current Issuer Deed of Charge shall automatically and without notice be converted with immediate effect into a fixed charge as regards:

       (a) all property, assets or undertaking of the Current Issuer subject to the floating charge, upon:

            (i) the presentation of a petition for the compulsory winding-up of the Current Issuer;

            (ii) the convening of a meeting for the passing of a resolution for the voluntary winding-up of the Current Issuer;

            (iii) the presentation of a petition for or the making of an application for an administration order or the filing of documents with the court for the appointment of an administrator or the service of a notice of intention to appoint an administrator in relation to the Current Issuer;

            (iv) the presentation or making of an application for a warrant of execution, writ of fieri facias, garnishee order or charging order in respect of any of the assets of the Current Issuer subject to the floating charge;

            (v)    the occurrence of a Current Issuer Note Event of Default;
                   and/or

       (b) any property, assets or undertaking of the Current Issuer, which become subject to an Encumbrance in favour of any person other than the Note Trustee or which is/are the subject of a sale, transfer or other disposition, in either case, contrary to the covenants and undertakings contained in the Current Issuer Transaction Documents, immediately prior to such Encumbrance arising or such sale, transfer or other disposition being made, provided that the floating charge created by this Current Issuer Deed of Charge may not be converted into a fixed charge or charges solely as a result of the obtaining of a moratorium (or anything done with a view to obtaining a moratorium) under the Insolvency Act 2000 without the leave of the court.

12.    Provisions relating to the Security

12.1 Continuing Security: The security created under or pursuant to this Current Issuer Deed of Charge shall be:

       (a) in addition to and independent of and shall not operate so as to prejudice or affect or merge in any other security, right of recourse or other right whatsoever which may be held by any of the Current Issuer Secured Creditors or the Note Trustee on their behalf in respect of the whole or any part of the Current Issuer Secured Obligations and shall not be affected by any release, reassignment or discharge of such other security; and

       (b) a continuing security for the Current Issuer Secured Obligations and shall remain in force as continuing security for the Current Issuer Secured Creditors and shall not be considered as satisfied or discharged by any intermediate payment or settlement of the whole or any part of the Current Issuer Secured Obligations or the existence at any time of a credit balance on any current or other account or any other matter or thing whatsoever.

12.2 Consolidation: Section 93 of the 1925 Act shall not apply in relation to any of the charges contained in this Current Issuer Deed of Charge.

12.3 Ruling Off: If the Note Trustee receives notice of any Encumbrance affecting the whole or any part of the Current Issuer Charged Property or any security granted hereunder in contravention of the provisions hereof:

       (a) the Note Trustee may open a new account in the name of the Current Issuer and, if it does not, it shall nevertheless be deemed to have done so at the time it received such notice; and

       (b) all payments made by the Current Issuer to the Note Trustee after the Note Trustee receives such notice shall be credited or deemed to have been credited to the new account, and in no circumstances whatsoever shall operate to reduce the Current Issuer Secured Obligations as at the time the Note Trustee received such notice.

12.4 Avoidance of Payments: Any settlement, discharge or release between (a) the Current Issuer and (b) the Note Trustee or any Receiver (the "Relevant Person(s)") shall be conditional upon no security or payment granted or made to the Relevant Person(s) by the Current Issuer or any other person being avoided or reduced by virtue of any provisions or enactments relating to bankruptcy, insolvency or liquidation for the time being in force and, in the event of such security or payment being so avoided or reduced, the Relevant Person(s) shall be entitled to recover the value or amount of such security or payment from the Current Issuer and from the security subsequently as if such settlement, discharge or release had not occurred.

12.5 Retention of Charges: If the Note Trustee shall have reasonable grounds for believing that the Current Issuer may be insolvent or deemed to be insolvent pursuant to the provisions of the Insolvency Act 1986 (and production of a solvency certificate of a duly authorised officer of the Current Issuer shall be prima facie evidence of the solvency of the Current Issuer) as at the date of any payment made by the Current Issuer to the Note Trustee and that as a result, such payment may be capable of being avoided or clawed back, the Note Trustee shall be at liberty to retain the charges contained in or created pursuant to this Current Issuer Deed of Charge until the expiry of a period of one month plus such statutory period within which any assurance, security, guarantee or payment can be avoided or invalidated after the payment and discharge in full of all Current Issuer Secured Obligations notwithstanding any release, settlement, discharge or arrangement which may be given or made by the Note Trustee on, or as a consequence of, such payment or discharge of liability provided that, if at any time within such period, a petition shall be presented to a competent court for an order for the winding up or the making of an administration order in respect of the Current Issuer, or if the Current Issuer shall commence to be wound up or to go into administration or any analogous proceedings shall be commenced by or against the Current Issuer, as the case may be, the Note Trustee shall be at liberty to continue to retain such security for such further period as the Note Trustee may determine and such security shall be deemed to continue to have been held as security for the payment and discharge to the Note Trustee of all Current Issuer Secured Obligations.

12.6 Possession: Entry into possession of the Current Issuer Charged Property or any part thereof shall not render the Note Trustee or any Receiver of the Current Issuer liable to account as mortgagee or creditor in possession for anything except actual receipts. If and whenever the Note Trustee or the Receiver enters into possession of the Current Issuer Charged Property, it shall be entitled at any time to go out of such possession.

12.7 Change of Name, etc.: This Deed shall remain valid and enforceable notwithstanding any change in the name, composition or constitution of the Note Trustee or the Current Issuer or any amalgamation, merger or consolidation by the Note Trustee or the Current Issuer, with any other corporation (whether, in the case of the Current Issuer, permitted under the Current Issuer Transaction Documents or not).

13.    Protection of Third Parties

13.1 No Enquiry: No purchaser from, or other person dealing with, the Note Trustee or a Receiver shall be concerned to enquire whether any of the powers exercised or purported to be exercised under this Current Issuer Deed of Charge has arisen or become exercisable, whether the Current Issuer Secured Obligations remain outstanding or have become payable, whether the Note Trustee or the Receiver is authorised to act or as to the propriety or validity of the exercise or purported exercise of any power; and the title and the position of such a purchaser or other person shall not be impeachable by reference to any of those matters and all the protection to purchasers contained in Sections 104 and 107 of the 1925 Act shall apply to any person purchasing from or dealing with the Note Trustee or any such Receiver.

13.2 Receipts to Current Parties: Upon any sale, calling in, collection, enforcement or other realisation of the Current Issuer Charged Property in accordance with the terms hereof and upon any other dealing or transaction under or pursuant to this Current Issuer Deed of Charge, the receipt of the Note Trustee or any Receiver shall be an absolute and a conclusive discharge to a purchaser or other person dealing with the Note Trustee or such Receiver and shall relieve it of any obligation to see to the application of any monies paid to or by the direction of the Note Trustee or such Receiver.

14.    Set-Off

       The Note Trustee may at any time after the security created under this Current Issuer Deed of Charge has become enforceable in accordance with Clause 7.2 (Enforceable) without notice and notwithstanding any settlement of account or other matter whatsoever combine or consolidate all or any existing accounts of the Current Issuer whether in its own name or jointly with others and held by it or any Current Issuer Secured Creditor and may set-off or transfer all or any part of any credit balance or any sum standing to the credit of any such account (whether or not the same is due to the Current Issuer from the Note Trustee or relevant Current Issuer Secured Creditor and whether or not the credit balance and the account in debit or the Current Issuer Secured Obligations are expressed in the same currency in which case the Note Trustee is hereby authorised to effect any necessary conversions at its prevailing rates of exchange) in or towards satisfaction of any of the Current Issuer Secured Obligations (and on or at any time after the security created under this Current Issuer Deed of Charge has become enforceable in accordance with Clause 7.2 (Enforceable) the Security Trustee may make such application notwithstanding any specified maturity of any deposits), but subject always to the Current Issuer Priority of Payments, and may in its absolute discretion estimate the amount of any liability of the Current Issuer which is contingent or unascertained and thereafter set-off such estimated amount and no amount shall be payable by the Note Trustee to the Current Issuer unless and until all the Current Issuer Secured Obligations have been ascertained and fully repaid or discharged.

15.    Representations and Covenants

15.1   Representations and Warranties:

       (a) The Current Issuer hereby represents to the Note Trustee that it is, as of the date hereof, the beneficial owner of all of the Current Issuer Charged Property free and clear of all liens, claims, charges or Encumbrances except those specifically created by this Current Issuer Deed of Charge and undertakes that it will retain all rights associated with ownership of the Current Issuer Charged Property free and clear of all liens, claims, charges, Encumbrances except those specifically created by this Current Issuer Deed of Charge or any other Current Issuer Transaction Document.

       (b) The Current Issuer represents that it has taken all necessary steps to enable it to create the Security Interests in respect of the Current Issuer Charged Property in accordance with this Current Issuer Deed of Charge and has taken no action or steps which will or may prejudice its right, title and interest in, to and under the Current Issuer Charged Property.

15.2 Negative Covenants: The Current Issuer hereby undertakes that, for so long as any Current Issuer Secured Obligation remains outstanding, the Current Issuer shall not, save to the extent contemplated or provided in the Current Issuer Transaction Documents or unless it has obtained the prior written consent of the Note Trustee:

       (a) open or maintain any bank account or deposit account with any bank or any other financial institution other than the Current Issuer Bank Accounts or close the Current Issuer Bank Accounts;

       (b) either in a single transaction or in a series of transactions, whether related or not and whether voluntarily or involuntarily, sell, transfer, lease or otherwise dispose of or grant any option over all or any part of its property, assets or undertaking or any interest, estate, right, title or benefit therein or agree or purport to do any of the foregoing;

       (c) create or permit to subsist any Security Interest (unless arising by operation of law) over or in respect of any of its property, assets (including any uncalled capital) or undertaking, present or future;

       (d) incur any indebtedness in respect of borrowed money whatsoever or give any guarantee or indemnity in respect of any indebtedness of or of any obligation or any person;

       (e) pay any dividend or make any other distribution to its shareholder or issue any further shares;

       (f) consolidate or merge with any other person or convey or transfer its properties or assets substantially as an entirety to any other person;

       (g) consent to any amendment to, or variation of or agree to waive or authorise any breach of any provision of any of the Current Issuer Transaction Documents or permit any person whose obligations form part of the Current Issuer Charged Property to be released from its respective obligations;

       (h) offer to surrender to any company any amounts which are available for surrender by way of group relief within Chapter IV of Part X of the Income and Corporation Taxes Act 1988 except for full payment at the current applicable rate of corporation tax applied to the surrendered amount and payable at the date when corporation tax is due to be paid by the claimant or would be due in the absence of the surrender;

       (i) do any act or thing the effect of which would be to make the Current Issuer resident in any jurisdiction other than the United Kingdom;

       (j) permit any person other than the Current Issuer and the Note Trustee to have any equitable interest in any of its property, assets or undertakings or any interest, estate, right, title or benefit therein;

       (k) purchase or otherwise acquire any Note or Notes (including the Current Issuer Notes); or

       (l) engage in any activities in the United States (directly or through agents), nor derive any income from United States sources as determined under United States income tax principles and will not hold any property if doing so would cause it to be engaged or deemed to be engaged in a trade or business within the United States as determined under United States tax principles.

15.3 Positive covenants: The Current Issuer covenants and undertakes with the Note Trustee for the benefit of the Current Issuer Secured Creditors that it shall:

       (a) Registration of Security: file or procure the filing with the Registrar of Companies pursuant to Chapter I of Part XII of the Companies Act 1985 of duly completed Forms 395 together with an executed original of this Current Issuer Deed of Charge and the required fee within 21 days after the date of this Current Issuer Deed of Charge;

       (b) Notice of Assignment: on the date hereof join with the Note Trustee in giving notice of the assignments and the security created under or pursuant to this Current Issuer Deed of Charge to Funding, the Security Trustee and each other party to any Current Issuer Transaction Document not being a party to this Current Issuer Deed of Charge and for the purposes of the Jersey Security Interests to any person from whom the Current Issuer would have been entitled to claim the collateral (but for the Jersey Security Interests) and on any date hereafter (to the extent only that such notice and acknowledgement is not given under or pursuant to this Current Issuer Deed of Charge) join with the Note Trustee in giving notice of the assignments and the security created under this Current Issuer Deed of Charge to any party to a Current Issuer Transaction Document entered into by the Current Issuer after the date hereof and, for the purposes of the Jersey Security Interests, to any person from whom the Current Issuer would have been entitled to claim the collateral (but for the Jersey Security Interests), in each case in the form (or substantially in the form) set out in Schedule 3 (Form of Notice of Assignment);

       (c) Accounts for Stock Exchange: cause to be prepared and certified by the Auditors of the Current Issuer in respect of each Financial Year, accounts in such form as will comply with relevant legal and accounting requirements for the time being and all requirements for the time being of any stock exchange on which the Current Issuer Notes are listed;

       (d) Books and Records: at all times keep or procure the keeping of such books of account and records as may be necessary to comply with all applicable laws and so as to enable accounts of the Current Issuer to be prepared and allow the Note Trustee and any person or persons appointed by the Note Trustee free access to such books of account and records at all reasonable times during normal business hours upon reasonable notice in writing, provided that such inspection shall only be for the purposes of carrying out its duties under this Current Issuer Deed of Charge and any information so obtained shall only be used and passed on to any other person for the purpose of the Note Trustee carrying out its duties under this Current Issuer Deed of Charge;

       (e) Notice of Current Issuer Note Event of Default: give notice in writing to the Note Trustee forthwith upon becoming aware of the occurrence of any Current Issuer Note Event of Default or Current Issuer Potential Note Event of Default including the status of any such default or matter and what action the Current Issuer is taking or proposes to take with respect thereto, without waiting for the Note Trustee to take any action;

       (f) Certificates Relating to Financial Information: give to the Note Trustee (a) within seven days after demand by the Note Trustee therefor and (b) (without the necessity for any such demand) promptly after the publication of its audited accounts in respect of each Financial Year commencing with the Financial Year first ending after the date hereof and in any event not later than 180 days after the end of each such Financial Year a certificate signed by two directors of the Current Issuer to the effect that as at a date not more than seven days before delivering such certificate (the "certification date") there did not exist and had not existed since the certification date of the previous certificate (or in the case of the first such certificate the date hereof) any Current Issuer Note Event of Default or any Current Issuer Potential Note Event of Default (or if such then exists or existed specifying the same) and that during the period from and including the certification date of the last such certificate (or in the case of the first such certificate the date hereof) to and including the certification date of such certificate the Current Issuer has complied with all its obligations contained in this Current Issuer Deed of Charge and each of the other Current Issuer Transaction Documents or (if such is not the case) specifying the respects in which it has not so complied;

       (g) Further Assurances: so far as permitted by applicable law, at all times execute all such further documents and do all such further acts and things as may be necessary at any time or times in the opinion of the Note Trustee to give effect to this Current Issuer Deed of Charge and the other Current Issuer Transaction Documents;

       (h) Compliance with Current Issuer Transaction Documents: observe and comply with its obligations and use its reasonable endeavours to procure that each other party to any of the Current Issuer Transaction Documents complies with and performs all its respective obligations under each Current Issuer

            Transaction Document and not make any amendment or modification to such agreement or agree to waive or authorise any breach thereof without the prior written approval of the Note Trustee and notify the Note Trustee forthwith upon becoming aware of any breach by any such other party to any Current Issuer Transaction Document;

       (i) Information: so far as permitted by applicable law, give or procure to be given to the Note Trustee such opinions, certificates, information and evidence as it shall require and in such form as it shall require (including without limitation the procurement by the Current Issuer of all such certificates called for by the Note Trustee pursuant to this Current Issuer Deed of Charge) for the purpose of the discharge or exercise of the duties, trusts, powers, authorities and discretions vested in it under this Current Issuer Deed of Charge or by operation of law;

       (j) Taxes: duly and promptly pay and discharge all Taxes imposed upon it or its assets unless such Taxes are, in the opinion of the Note Trustee, being contested in good faith by the Current Issuer;

       (k) Basis Rate Swap Agreement: in the event of termination of the Current Issuer Basis Rate Swap Agreement, notify the Note Trustee and the Rating Agencies and use its best efforts to enter into a replacement basis rate swap agreement upon terms acceptable to the Rating Agencies and the Note Trustee with a basis rate swap provider whom the Rating Agencies have previously confirmed in writing to the Current Issuer and the Note Trustee will not cause the then-current ratings of the Current Issuer Notes to be downgraded, withdrawn or qualified; and

       (l)  Currency Swap Agreements:

            (i) Dollar Currency Swap Agreements: in the event of termination of any Transaction (as defined in the Current Issuer Dollar Currency Swap Agreements) under any Current Issuer Dollar Currency Swap Agreement, notify the Note Trustee and the Rating Agencies and use its best efforts to enter into a replacement of that Transaction in respect of the Dollar Notes (or, as applicable, the relevant class of the Dollar Notes) upon terms acceptable to the Rating Agencies and the Note Trustee with a dollar currency swap provider whom the Rating Agencies have previously confirmed in writing to the Current Issuer and the Note Trustee will not cause the then-current ratings of the Current Issuer Notes to be downgraded, withdrawn or qualified;

            (ii) Euro Currency Swap Agreements: in the event of termination of any Transaction (as defined in the Current Issuer Euro Currency Swap Agreements) under any Current Issuer Euro Currency Swap Agreement, notify the Note Trustee and the Rating Agencies and use its best efforts to enter into a replacement of that Transaction in respect of the Euro Notes (or, as applicable, the relevant class of the Euro Notes) upon terms acceptable to the Rating Agencies and the Note Trustee with a euro currency swap provider whom the Rating Agencies have previously confirmed in writing to the Current Issuer and the

                   Note Trustee will not cause the then-current ratings of the Current Issuer Notes to be downgraded, withdrawn or qualified;

       (m) Bank Accounts: in the event of termination of the Current Issuer Bank Account Agreement, subject to and in accordance with the provisions of the Current Issuer Bank Account Agreement use its reasonable endeavours to enter into a replacement bank account agreement;

       (n) Cash Management Agreement: in the event of termination of the Current Issuer Cash Management Agreement, subject to and in accordance with the provisions of the Current Issuer Cash Management Agreement, use its reasonable endeavours to enter into a replacement cash management agreement.

       In addition to the foregoing, the Current Issuer hereby covenants with each of the Current Issuer Swap Providers, that it shall not make any amendment or modification to, or exercise any waiver in respect of, the Current Issuer Cash Management Agreement which would be adversely prejudicial to the interests of any Current Issuer Swap Provider, without the prior written consent of the affected Current Issuer Swap Provider save that to the extent required, such consent shall not be unreasonably withheld or delayed.

16.    Note Trustee Provisions

16.1 Supplement to Trustee Acts: It is hereby agreed that Clause 10 (Supplement to Trustee Acts) of the Current Issuer Trust Deed shall be incorporated in and shall apply, mutatis mutandis, to this Current Issuer Deed of Charge (and for that purpose references therein to "these presents" or to "this Deed" shall be construed as references to this Current Issuer Deed of Charge) provided that for the purposes of Clause 10.3(q) of the Current Issuer Trust Deed at any time after the redemption in full of the Current Issuer Notes, the Note Trustee shall have regard to the interests of the Current Issuer Secured Creditor which ranks next highest under the Current Issuer Post-Enforcement Priority of Payment.

16.2 Appointment, Removal and Retirement: It is hereby agreed that Clause 14 (Appointment, Removal and Retirement of Note Trustee) of the Current Issuer Trust Deed shall be incorporated in and shall apply, mutatis mutandis, to this Current Issuer Deed of Charge (and for that purpose references therein to "these presents" or to "this Deed" shall be construed as references to this Current Issuer Deed of Charge) provided that for the purposes of this Current Issuer Deed of Charge it shall be an additional requirement that the Note Trustee under this Current Issuer Deed of Charge shall be the same person or persons as the Note Trustee under the Current Issuer Trust Deed.

16.3 Remuneration and Indemnification of Note Trustee: It is hereby agreed that Clause 9 (Remuneration and Indemnification of Note Trustee) of the Current Issuer Trust Deed shall be incorporated in and shall apply, mutatis mutandis, to this Current Issuer Deed of Charge (and for that purpose references therein to "these presents" or to "this Deed" shall be construed as references to this Current Issuer Deed of Charge).

16.4   Meetings of Noteholders: It is hereby agreed that Schedule 4
       (Provisions for

       Meetings of Noteholders) of the Current Issuer Trust Deed shall be incorporated in and shall apply, mutatis mutandis, to this Current Issuer Deed of Charge.

16.5 Investment of Moneys: It is hereby agreed that Clause 8.3 (Authorised Investments) of the Current Issuer Trust Deed shall be incorporated in and shall apply, mutatis mutandis, to this Current Issuer Deed of Charge.

16.6 Acknowledgement: Each of the parties to this Current Issuer Deed of Charge hereby acknowledges that it is bound by the provisions of the Current Issuer Trust Deed which are incorporated by reference into this Current Issuer Deed of Charge and confirms that it has received a copy of the Current Issuer Trust Deed.

16.7   Jersey Law Waivers:

       (a) Any right which at any time the Current Issuer has under the existing or future laws of Jersey whether by virtue of the droit de discussion or otherwise to require that recourse be had to the assets of any other person before any claim is enforced against the Current Issuer in respect of the obligations hereby assumed by the Current Issuer is hereby abandoned and waived.

       (b) The Current Issuer undertakes that if at any time any person indemnified sues the Current Issuer in respect of any such obligations and the person in respect of whose obligations the indemnity is given is not sued also, the Current Issuer shall not claim that such person be made a party to the proceedings and the Current Issuer agrees to be bound by this indemnity whether or not it is made a party to legal proceedings for the recovery of the amount due or owing to the person indemnified, as aforesaid, by the person in respect of whose obligations the indemnity is given and whether the formalities required by any law of Jersey whether existing or future in regard to the rights or obligations of securities shall or shall not have been observed.

       (c) Any right which the Current Issuer may have under the existing or future laws of Jersey whether by virtue of the droit de division or otherwise to require that any liability under the indemnity referred to in (b) above be divided or apportioned with any other person or reduced in any manner whatsoever is hereby abandoned and waived.

17.    Modification and Waiver

17.1 Modification: The Note Trustee may without the consent or sanction of the Noteholders or any other Current Issuer Secured Creditor at any time and from time to time concur with the Current Issuer in making any modification (except a Basic Terms Modification (as defined in paragraph 1 of Schedule 4 (Provisions for Meetings of Noteholders) to the Current Issuer Trust Deed) (i) to this Current Issuer Deed of Charge, the Current Issuer Notes, the Current Issuer Trust Deed or to any of the other Transaction Documents which in the opinion of the Note Trustee it may be proper to make PROVIDED THAT the Note Trustee is of the opinion that such modification will not be materially prejudicial to the interests of the Noteholders or (ii) to this Current Issuer Deed of Charge, the Current Issuer Notes, the Current Issuer Trust Deed or any of the other Transaction Documents if in the opinion of the Note Trustee such modification is of a formal, minor or technical nature or to correct a manifest error or proven error. For the purposes of this Clause 17.1 (Modification), a proposed modification will not materially harm the interest of any Noteholder solely as a result of any New Issuer executing a Deed of Accession pursuant to Clause 3.12 (New Intercompany Loans) of the Funding Deed of Charge or Clause 2.2 (New Intercompany Loan Agreement) of the Intercompany Loan Terms and Conditions. Any such modification may be made on such terms and subject to such conditions (if any) as the Note Trustee may determine, shall be binding upon the Current Issuer and the Current Issuer Secured Creditors and, unless the Note Trustee agrees otherwise, shall be notified by the Current Issuer to the Noteholders in accordance with the Conditions and to the other Current Issuer Secured Creditors as soon as practicable thereafter. So long as any of the Current Issuer Notes are rated by the Rating Agencies, the Current Issuer shall notify the Rating Agencies in writing as soon as reasonably practicable thereafter of any modification to the provisions of this Current Issuer Deed of Charge, the Current Issuer Notes, the Current Issuer Trust Deed or any of the other Current Issuer Transaction Documents.

17.2 Waiver: Subject as expressly provided otherwise in the Current Issuer Notes or in any other Transaction Document, the Note Trustee may from time to time and at any time without the consent or sanction of the Noteholders or any other Current Issuer Secured Creditor and without prejudice to its rights in respect of any subsequent breach, but only if and in so far as in its opinion the interests of the Noteholders shall not be materially prejudiced thereby waive or authorise any breach or proposed breach by the Current Issuer or any other party thereto of any of the covenants or provisions contained in this Current Issuer Deed of Charge or in any of the other Transaction Documents or determine that any Current Issuer Note Event of Default shall not be treated as such for the purposes of this Current Issuer Deed of Charge, the Current Issuer Notes and the Current Issuer Trust Deed PROVIDED ALWAYS THAT the Note Trustee shall not exercise any powers conferred on it by this Clause 17.2 (Waiver) in contravention of any express direction given by Extraordinary Resolution or by a request in writing of the relevant Noteholders in accordance with the Conditions (but so that no such direction or request shall affect any waiver, authorisation or determination previously given or made). Any such waiver, authorisation or determination:

       (a) may be given or made on such terms and subject to such conditions (if any) as the Note Trustee may determine;

       (b) shall be binding on the Noteholders and the other Current Issuer Secured Creditors, if, but only if, the Note Trustee shall so require; and

       (c) shall be notified by the Current Issuer to the Noteholders in accordance with the Conditions and to the other Current Issuer Secured Creditors as soon as practicable thereafter.

       The provisions of this Clause 17.2 (Waiver) shall be in lieu of Section 316(a)(1)(B) of the Trust Indenture Act and Section 316(a)(1)(B) of the Trust Indenture Act is hereby expressly excluded from this Current Issuer Deed of Charge, the Current Issuer Notes and the Current Issuer Trust Deed as permitted by the Trust Indenture Act.

18.    Miscellaneous Provisions

18.1 Evidence of Indebtedness: In any action, proceedings or claim relating to this Current Issuer Deed of Charge or the charges contained in this Current Issuer Deed of Charge, a statement as to any amount due to any Current Issuer Secured Creditor or of the Current Issuer Secured Obligations or any part thereof or a statement of any amounts which have been notified to the Note Trustee as being amounts due to any Current Issuer Secured Creditor which is certified as being correct by an officer of the Note Trustee or an officer of the relevant Current Issuer Secured Creditor shall, save in the case of manifest error, be conclusive evidence that such amount is in fact due and payable.

18.2 Liability: All the liabilities and obligations of the Current Issuer under or by virtue of this Current Issuer Deed of Charge shall not be impaired by:

       (a) any failure of this Current Issuer Deed of Charge to be legal, valid, binding and enforceable as regards the Current Issuer whether as a result of a lack of corporate powers or of directors' authority, defective execution or for any other reason whatsoever;

       (b) any giving of time, forbearance, indulgence or waiver as regards the Current Issuer;

       (c)  a discharge or release of the Current Issuer; or

       (d) any other matter or event whatsoever whether similar to the foregoing or not which might have the effect of impairing all or any of its liabilities or obligations except proper and valid payment or discharge of all Current Issuer Secured Obligations and amounts whatsoever which this Current Issuer Deed of Charge provides are to be paid by the Current Issuer or an absolute discharge or release of the Current Issuer signed by the Current Issuer Secured Creditors and the Note Trustee.

18.3 Current Issuer Secured Creditors: Each Current Issuer Secured Creditor shall be bound by the provisions of this Current Issuer Deed of Charge as if it contained covenants by each Current Issuer Secured Creditor in favour of the Note Trustee and every other Current Issuer Secured Creditor to observe and be bound by all the provisions of this Current Issuer Deed of Charge expressed to apply to the Current Issuer Secured Creditors.

19.    Rights cumulative

       The respective rights of the Note Trustee, the Current Issuer Secured Creditors and any Receiver to this Current Issuer Deed of Charge are cumulative and may be exercised as often as each considers appropriate and are in addition to their respective rights under the general law. No failure on the part of the Note Trustee, the Current Issuer Secured Creditors or any Receiver to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right preclude any other or further exercise thereof or the exercise of any other right. The remedies in this Current Issuer Deed of Charge are cumulative and not exclusive of any remedies provided by law.

20.    Assignment

       None of the Current Issuer Secured Creditors may assign, encumber or transfer all or any part of its rights or benefits and/or transfer its obligations under this Current Issuer Deed of Charge without the prior written consent of the Note Trustee.

21.    Non Petition Covenant; Corporate Obligations

21.1 Non Petition: Each of the parties hereto hereby agrees that it shall not institute against the Current Issuer any winding-up, administration, insolvency or similar proceedings for so long as any sum is outstanding under Current Issuer Notes or for two years plus one day since the last day on which any such sum was outstanding provided that the Note Trustee may prove or lodge a claim in the event of a liquidation initiated by any other person.

21.2 Corporate Obligations: To the extent permitted by law, no recourse under any obligation, covenant, or agreement of any person contained in this Current Issuer Deed of Charge shall be had against any shareholder, officer or director of such person as such, by the enforcement of any assessment or by any legal proceeding, by virtue of any statute or otherwise; it being expressly agreed and understood that this Agreement is a corporate obligation of each person expressed to be a party hereto and no personal liability shall attach to or be incurred by the shareholders, officers, agents or directors of such person as such, or any of them, under or by reason of any of the obligations, covenants or agreements of such person contained in this Current Issuer Deed of Charge, or implied therefrom, and that any and all personal liability for breaches by such person of any of such obligations, covenants or agreements, either under any applicable law or by statute or constitution, of every such shareholder, officer, agent or director is hereby expressly waived by each person expressed to be a party hereto as a condition of and consideration for the execution of this Current Issuer Deed of Charge.

22.    Notices

       Any notices or other communication or document to be given or delivered pursuant to this Current Issuer Deed of Charge to any of the parties hereto shall be sufficiently served if sent by prepaid first class post, by hand or by facsimile transmission and shall be deemed to be given (in the case of facsimile transmission) when despatched or (where delivered by hand) on the day of delivery if delivered before 17.00 hours on a London Business Day or on the next London Business Day if delivered thereafter or (in the case of first class post) when it would be received in the ordinary course of the post and shall be sent:

       (a) in the case of the Current Issuer, to Granite Mortgages 03-3 plc, Fifth Floor, 100 Wood Street, London EC2V 7EX (facsimile number 020 7606 0643) for the attention of the Company Secretary with a copy to Northern Rock plc, Northern Rock House, Gosforth, Newcastle upon Tyne NE3 4PL (facsimile number 0191 213 2203) for the attention of the Group Secretary;

       (b) in the case of the Note Trustee, to The Bank of New York, 48th Floor, One Canada Square, London E14 5AL, attention Corporate Trust (Global Structured Finance) (facsimile number 020 7964
            6399);

       (c) in the case of the Principal Paying Agent, the Agent Bank, the Registrar, the Transfer Agent or the Account Bank, to Citibank, N.A., 5 Carmelite Street, London, EC4Y 0PA;

       (d) in the case of the Current Issuer Cash Manager to Northern Rock plc, Northern Rock House, Gosforth, Newcastle upon Tyne NE3 4PL (facsimile number 0191 213 2203) for the attention of the Group Secretary;

       (e) in the case of the U.S. Paying Agent, to Citibank, N.A., 111 Wall Street, 14th Floor, Zone 3, New York, N.Y. 10043, U.S.A. (facsimile number 212 657 3862) for the attention of Global Agency and Trust;

       (f) in the case of the Basis Rate Swap Provider, to Northern Rock plc, Northern Rock House, Gosforth, Newcastle upon Tyne NE3 4PL (facsimile number 0191 213 2203) for the attention of the Group Secretary;

       (g) in the case of the Dollar Currency Swap Provider in respect of the Series 1 Notes, to Swiss Re Financial Products Corporation, 55 East 52nd Street, 39th Floor, New York, New York, 10055 (facsimile number +1 (212) 317 5335) for the attention of Head of Operations;

       (h) in the case of the Dollar Currency Swap Provider in respect of the Series 2 Class A1 Notes, to Banque AIG, 5th Floor, One Curzon Street, London W1J 5RT (facsimile number +44 20 7659 7200) for the attention of the Legal Counsel with a copy to AIG Financial Product Corp., 50 Danbury Road, Wilton, CT 06897-4444, U.S.A. (facsimile number + 1 203 222 4780) for the attention of the Chief Financial Officer (with a copy to the General Counsel);

       (i) in the case of the Euro Currency Swap Provider, to Citibank, N.A., Citigroup Centre, 33 Canada Square, Canary Wharf, London E14 5LB (facsimile number +44 20 7508 9115 for the attention of Head of Sales/Trading Legal Dept.;

       (j) in the case of the Corporate Services Provider, to Law Debenture Corporate Services Limited, Fifth Floor, 100 Wood Street, London EC2V 7EX (facsimile number 020 7606 0643) for the attention of the Company Secretary;

       (k) in the case of Moody's, to Moody's Investor Services, 1st Floor, 2 Minster Court, Mincing Lane, London EC3R 7XB (facsimile number 020 7772 5400) for the attention of Head of Monitoring Group, Structured Finance;

       (l) in the case of S&P, to Standard & Poor's, Garden House, 18 Finsbury Circus, London EC2M 7BP (facsimile number 020 7826 3598) for the attention of the Structured Finance Surveillance Group; and

       (m) in the case of Fitch, to Fitch Ratings Limited, Eldon House, 2 Eldon Street, London EC2M 7UA (facsimile number: 020 7417 6262) for the attention of European Structured Finance,

       or to such other address or facsimile number or for the attention of such other person or entity as may from time to time be notified by any party to the others by fifteen days prior written notice in accordance with the provisions of this Clause 22 (Notices).

23.    Third Party Rights

       A person who is not a party to this Current Issuer Deed of Charge may not enforce any of its terms under the Contracts (Rights of Third Parties) Act 1999, but this shall not affect any right or remedy of a third party which exists or is available apart from that Act.

24.    Execution in Counterparts; Severability

24.1 Counterparts: This Deed may be executed in any number of counterparts (manually or by facsimile) and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same instrument.

24.2 Severability: Where any provision in or obligation under this Current Issuer Deed of Charge shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations under this Current Issuer Deed of Charge, or of such provision or obligation in any other jurisdiction, shall not be affected or impaired thereby.

25.    Governing Law and Jurisdiction; Appropriate Forum

25.1 Governing Law: This Deed is governed by, and shall be construed in accordance with, English law, save that those parts of this Current Issuer Deed of Charge concerned with the creation, subsistence or enforcement of the Jersey Security Interests shall be governed by, and shall be construed in accordance with Jersey law.

25.2 Jurisdiction: Each of the parties hereto irrevocably agrees that the courts of England shall have jurisdiction to hear and determine any suit, action or proceeding, and to settle any disputes, which may arise out of or in connection with this Current Issuer Deed of Charge and, for such purposes, irrevocably submits to the jurisdiction of such courts.

25.3 Appropriate Forum: Each of the parties hereto irrevocably waives any objection which it might now or hereafter have to the courts of England being nominated as the forum to hear and determine any Proceedings and to settle any disputes, and agrees not to claim that any such court is not a convenient or appropriate forum.

IN WITNESS of which this Current Issuer Deed of Charge has been executed by the parties hereto as a deed which has been delivered on the date first appearing on page one.

                                               EXECUTION PAGE


The Current Issuer

Executed by
GRANITE MORTGAGES 04-1 PLC
as its deed as follows:                                    By: ____________________________________________
Signed for and on its behalf by one of its directors and            for and on behalf of LDC Securitisation
by another of its directors/its secretary                           Director No. 1 Limited - Director

                                                           Name:    Clive Rakestrow
                                                                 ------------------------------------------



                                                           By:
                                                                 ------------------------------------------
                                                                    for and on behalf of LDC Securitisation
                                                                    Director No. 2 Limited - Director

                                                           Name:    Ian Bowden
                                                                 ------------------------------------------

The Note Trustee

Executed by
THE BANK OF NEW YORK
as its deed as follows:                                    By: ____________________________________________
Signed for and on its behalf by one of its duly                     Duly Authorised Attorney/Signatory
authorised attorneys/signatories


                                                           Name:
                                                                 ------------------------------------------

The Principal Paying Agent, the Agent Bank, the
Registrar, the Transfer Agent, and the Account
Bank

Executed by
CITIBANK, N.A.
as follows:                                                By: ____________________________________________
Signed for and on its behalf by one of its duly                     Duly Authorised Attorney/Signatory
authorised attorneys/signatories

                                                           Name:
                                                                 ------------------------------------------


                                                    39




The US Paying Agent

Executed by
CITIBANK, N.A.
as follows:                                                By: ____________________________________________
Signed for and on its behalf by one of its duly                     Duty Authorised Attorney/Signatory
authorised attorneys/signatories

                                                           Name:
                                                                 ------------------------------------------




The Current Issuer Cash Manager and the Basis Rate Swap Provider



Executed by
NORTHERN ROCK PLC
as its deed as follows:                                    By: ____________________________________________
Signed for and on its behalf by one of its duly                     Duly Authorised Attorney/Signatory
authorised attorneys/signatories

                                                           Name:
                                                                 ------------------------------------------

Signature:
          ----------------------------------
          Witness



Full Name:
          ----------------------------------
Occupation:
           ---------------------------------
Address:   Solicitor
           ---------------------------------
           c/o Sidley Austin Brown & Wood
           ---------------------------------
           1 Threadneedle Street
           ---------------------------------
           London EC2R 8AW
           ---------------------------------


The Corporate Service Provider

Executed by
LAW DEBENTURE CORPORATE SERVICES LIMITED
as its deed as follows:                                    By: ____________________________________________
Signed for and on its behalf by one of its directors and            Director
by another of its directors/its secretary
                                                           Name:
                                                                 ------------------------------------------

                                                           By:
                                                                 ------------------------------------------
                                                                    Director/Secretary

                                                           Name:
                                                                 ------------------------------------------


                                                    40




The Dollar Currency Swap Provider in respect of the
Series 1 Notes

Executed by
SWISS RE FINANCIAL PRODUCTS CORPORATION                    By: ____________________________________________
as its deed as follows:                                             Duly Authorised Signatory
Signed for and on its behalf by one of its duly
authorised signatories
                                                           Name:
                                                                -------------------------------------------




The Dollar Currency Swap Provider in respect of the
Series 2 Class A1 Notes

Executed by
BANQUE AIG                                                 By: ____________________________________________
as its deed as follows:                                             Duly Authorised Signatory
Signed for and on its behalf by two of its duly
authorised signatories
                                                           Name:
                                                                -------------------------------------------


                                                           By:
                                                                -------------------------------------------
                                                                    Duly Authorised Signatory


                                                           Name:
                                                                -------------------------------------------




The Euro Currency Swap Provider

Executed by
CITIBANK, N.A.                                             By: ____________________________________________
as its deed as follows:                                             Duly Authorised Signatory
Signed for and on its behalf by one of its duly
authorised signatories
                                                           Name:
                                                                -------------------------------------------


                                                    41

                                  SCHEDULE 1


                      FORM OF SECURITY POWER OF ATTORNEY

THIS POWER OF ATTORNEY is made on [o] by Granite Mortgages 04-1 plc (registered number 4959572) a private limited liability company incorporated under the laws of England and Wales whose registered office is at Fifth Floor, 100 Wood Street, London EC2V 7EX (the "Principal").

WHEREAS

(1) By virtue of a Deed (as amended, varied, supplemented or novated from time to time the "Current Issuer Deed of Charge") dated [o] between Granite Mortgages 04-1 plc, The Bank of New York as Note Trustee and others, provision was made for the execution by the Principal of this Power of Attorney.

(2) Words and phrases in this Power of Attorney shall (save where expressed to the contrary) have the same meanings respectively as the words and phrases in the Current Issuer Deed of Charge.

NOW THIS POWER OF ATTORNEY WITNESSETH

1. The Principal hereby irrevocably (within the meaning of Section 4 of the Powers of Attorney Act 1971) and by way of security for the payment and performance of the Current Issuer Secured Obligations and the covenants, conditions, obligations and undertakings on the part of the Principal contained in the Current Issuer Deed of Charge and the other Current Issuer Transaction Documents to which the Principal is a party from time to time appoints The Bank of New York and any other person or persons for the time being the Note Trustee or Note Trustees of and under the Current Issuer Deed of Charge (the "Attorney") and each and every person to whom the Note Trustee shall from time to time have delegated the exercise of the power of attorney conferred by this Power of Attorney (each a "Delegate") and any receiver including any administrative receiver and any manager (the "Receiver") and/or administrator (the "Administrator") appointed from time to time by the Attorney or on its behalf its true and lawful attorney for and in the Principal's name or otherwise jointly and severally to sign, seal, execute, deliver, perfect and do any assurance, act, matter or thing which the Attorney, Delegate, Receiver or Administrator considers in each case to be necessary for the protection or preservation of the Attorney's and the Current Issuer Secured Creditors' interests and rights (as described in the Current Issuer Deed of Charge) in and to the Current Issuer Charged Property or which ought to be done by the Principal under the covenants, undertakings and provisions contained in the Current Issuer Deed of Charge and the other Current Issuer Transaction Documents to which the Principal is a party from time to time and generally to in its name and on its behalf to exercise all or any of the powers, authorities or discretions conferred by or pursuant to the Current Issuer Deed of Charge on the Note Trustee and/or any Receiver whether on or at any time after the security has become enforceable in accordance with Clause 7.2 (Enforceable) of the Current Issuer Deed of Charge or in any other circumstances where the Attorney has become entitled to take any of the steps referred to in the Current Issuer Deed of Charge including (without limitation) any or all of the following:

       (a) to do every act or thing which the Attorney, Delegate, Receiver or Administrator may deem to be necessary, proper or expedient for getting in any of the Current Issuer Charged Property and/or fully and effectively vesting, transferring or assigning the Current Issuer Charged Property or any part thereof and/or the Principal's estate, right, title, benefit and/or interest therein or thereto in or to the Attorney and its successors in title or other person or persons entitled to the benefit thereof or for carrying into effect any other dealing with the Current Issuer Charged Property whatsoever permitted under the Current Issuer Deed of Charge in the same manner and as fully and effectively as the Principal could have done;

       (b) the power by writing under its hand by an officer of the Attorney (including every Receiver appointed under the Current Issuer Deed of Charge) from time to time to appoint a substitute attorney (each a "Substitute") who shall have power to act on behalf of the Principal as if that Substitute shall have been originally appointed Attorney by this Power of Attorney and/or to revoke any such appointment at any time without assigning any reason therefor.

2. In favour of the Attorney, any Delegate, any Receiver and/or Administrator and/or Substitute, or a person dealing with any of them and the successors and assigns of such a person, all acts properly done and documents executed or signed by the Attorney, a Delegate, a Receiver, an Administrator or a Substitute in the purported exercise of any power conferred by this Power of Attorney shall for all purposes be valid and binding on the Principal and its successors and assigns.

3. The Principal irrevocably and unconditionally undertakes to indemnify the Attorney and each Delegate, Receiver and/or Administrator and/or Substitute appointed from time to time by the Attorney and their respective estates (each an "Indemnified Party") against all actions, proceedings, claims, costs, expenses and liabilities of every description arising from the exercise, or the purported exercise, of any of the powers conferred by this Power of Attorney, save where the same arises as the result of the fraud, negligence or wilful default of the relevant Indemnified Party or its officers or employees.

4. The provisions of Clause 3 (Current Issuer Security) of the Current Issuer Deed of Charge shall continue in force after the revocation or termination, howsoever arising, of this Power of Attorney.

5. The laws of England and Wales shall apply to this Power of Attorney and the interpretation thereof and to all acts of the Attorney and each Delegate, Receiver and/or Administrator and/or Substitute carried out or purported to be carried out under the terms hereof except that in relation to any action taken by the Attorney, each Delegate, Receiver and/or Administrator/and or Substitute in respect of the Jersey Security Interests or the Current Issuer Jersey Secured Property, the laws of Jersey shall apply.

6. The Principal hereby agrees at all times hereafter to ratify and confirm whatsoever the said Attorney or its attorney or attorneys or any Delegate, Receiver or Administrator or Substitute shall properly and lawfully do or cause to be done in and concerning the Current Issuer Charged Property.

IN WITNESS whereof this Power of Attorney has been executed as a deed by the Principal the day and year first before written.

EXECUTED AS A DEED by                   )

GRANITE MORTGAGES 04-1 PLC              )

acting by:                              )





Director

Name:



Title:




Director/Secretary

Name:



Title:

                                  SCHEDULE 2


             CURRENT ISSUER POST-ENFORCEMENT PRIORITY OF PAYMENTS

Following enforcement of the Current Issuer Security, on each Payment Date the Note Trustee (or the Current Issuer Cash Manager on its behalf) will apply amounts received or recovered as follows:

     (A) first, to pay amounts due to the Note Trustee (and any Receiver appointed by the Note Trustee) together with interest and (if necessary) VAT on those amounts and to provide for any amounts then due or to become due and payable to the Note Trustee and the Receiver under the provisions of the Current Issuer Trust Deed, the Current Issuer Deed of Charge and any other Transaction Document;

     (B) second, to pay, in no order of priority among them but in proportion to the respective amounts due, the Agent Bank, the Paying Agents, the Transfer Agent and the Registrar, together with interest and (if necessary) VAT on those amounts and to provide for any costs, charges, liabilities and expenses then due or to become due and payable to them under the provisions of the Current Issuer Paying Agent and Agent Bank Agreement;

     (C) third, in no order of priority among them but in proportion to the respective amounts due, towards payment of amounts (together with (if necessary) VAT on those amounts) due and payable to the Current Issuer Cash Manager under the Current Issuer Cash Management Agreement and to the Corporate Services Provider under the Current Issuer Corporate Services Agreement and to the Account Bank under the Current Issuer Bank Account Agreement;

     (D) fourth, in no order of priority among them but in proportion to the respective amounts due, to pay:

          (i) amounts (including such part of any termination payment) due to the Basis Rate Swap Provider (except for any termination payment or any part thereof due and payable to the Basis Rate Swap Provider as a result of a Basis Rate Swap Provider Default by that Basis Rate Swap Provider save to the extent such termination payment may be satisfied by any Swap Replacement Payment received by the Current Issuer following a Downgrade Termination Event in respect of the Basis Rate Swap and applied in accordance with this order of priority of payments);

          (ii) amounts (including such part of any termination payment) due to the Series 1 Class A1 Dollar Currency Swap Provider under the Series 1 Class A1 Dollar Currency Swap (except for any termination payment or any part thereof due and payable to that Swap Provider as a result of a Dollar Currency Swap Provider Default by that Swap Provider save to the extent such termination payment may be satisfied by any Swap Replacement Payment received by the Current Issuer following a

                 Downgrade Termination Event in respect of the Series 1 Class A1 Dollar Currency Swap and applied in accordance with this order of priority of payments) and from amounts received from the Series 1 Class A1 Dollar Currency Swap Provider to pay interest due or overdue and to repay principal on the Series 1 Class A1 Notes until the Series 1 Class A1 Notes have been repaid in full;

          (iii) amounts (including such part of any termination payment) due to the Series 1 Class A2 Dollar Currency Swap Provider under the Series 1 Class A2 Dollar Currency Swap (except for any termination payment or any part thereof due and payable to that Swap Provider as a result of a Dollar Currency Swap Provider Default by that Swap Provider save to the extent such termination payment may be satisfied by any Swap Replacement Payment received by the Current Issuer following a Downgrade Termination Event in respect of the Series 1 Class A2 Dollar Currency Swap and applied in accordance with this order of priority of payments) and from amounts received from the Series 1 Class A2 Dollar Currency Swap Provider to pay interest due or overdue and to repay principal on the Series 1 Class A2 Notes until the Series 1 Class A2 Notes have been repaid in full; and

            (iv) amounts (including such part of any termination payment) due to the Series 2 Class A1 Dollar Currency Swap Provider under the Series 2 Class A1 Dollar Currency Swap (except for any termination payment or any part thereof due and payable to that Swap Provider as a result of a Dollar Currency Swap Provider Default by that Swap Provider save to the extent such termination payment may be satisfied by any Swap Replacement Payment received by the Current Issuer following a Downgrade Termination Event in respect of the Series 2 Class A1 Dollar Currency Swap and applied in accordance with this order of priority of payments) and from amounts received from the Series 2 Class A1 Dollar Currency Swap Provider to pay interest due or overdue and to repay principal on the Series 2 Class A1 Notes until the Series 2 Class A1 Notes have been repaid in full;

            (v) amounts (including such part of any termination payment) due to the Series 2 Class A2 Euro Currency Swap Provider under the Series 2 Class A2 Euro Currency Swap (except for any termination payment or any part thereof due and payable to that Swap Provider as a result of a Euro Currency Swap Provider Default by that Swap Provider save to the extent such termination payment may be satisfied by any Swap Replacement Payment received by the Current Issuer following a Downgrade Termination Event in respect of the Series 2 Class A2 Euro Currency Swap and applied in accordance with this order of priority of payments) and from amounts received from the Series 2 Class A2 Euro Currency Swap Provider to pay interest due or overdue and to repay principal on the Series 2 Class A2 Notes until the Series 2 Class A2 Notes have been repaid in full; and

            (vi) interest due or overdue and to repay principal of the Series
                 3 Class A Notes until the Series 3 Class A Notes have been repaid in full;

     (E) fifth, in no order of priority among them but in proportion to the respective amounts due, to pay:

          (i) amounts (including such part of any termination payment) due to the Series 1 Class B Dollar Currency Swap Provider under the Series 1 Class B Dollar Currency Swap (except for any termination payment due or any part thereof and payable to that Swap Provider as a result of a Dollar Currency Swap Provider Default by that Swap Provider save to the extent such termination payment may be satisfied by any Swap Replacement Payment received by the Current Issuer following a Downgrade Termination Event in respect of the Series 1 Class B Dollar Currency Swap and applied in accordance with this order of priority of payments) and from amounts received from the Series 1 Class B Dollar Currency Swap Provider to pay interest due or overdue and to repay principal on the Series 1 Class B Notes until the Series 1 Class B Notes have been repaid in full;

          (ii) amounts (including such part of any termination payment) due to the Series 2 Class B Euro Currency Swap Provider under the Series 2 Class B Euro Currency Swap (except for any termination payment or any part thereof due and payable to that Swap Provider as a result of a Euro Currency Swap Provider Default by that Swap Provider save to the extent such termination payment may be satisfied by any Swap Replacement Payment received by the Current Issuer following a Downgrade Termination Event in respect of the Series 2 Class B Euro Currency Swap and applied in accordance with this order of priority of payments) and from amounts received from the Series 2 Class B Euro Currency Swap Provider to pay interest due or overdue and to repay principal on the Series 2 Class B Notes until the Series 2 Class B Notes have been repaid in full; and

          (iii) interest due or overdue and to repay principal of the Series 3 Class B Notes until the Series 3 Class B Notes have been repaid in full;

     (F) sixth, in no order of priority among them but in proportion to the respective amounts due, to pay:

          (i) amounts (including such part of any termination payment) due to the Series 1 Class M Dollar Currency Swap Provider under the Series 1 Class M Dollar Currency Swap (except for any termination payment or any part thereof due and payable to that Swap Provider as a result of a Dollar Currency Swap Provider Default by that Swap Provider, save to the extent such termination payment may be satisfied by any Swap Replacement Payment received by the Current Issuer following a Downgrade Termination Event in respect of the Series 1 Class M Dollar Currency Swap and applied in accordance with this order of priority of payment) and from amounts received from the Series 1 Class M Dollar Currency Swap Provider to pay interest due or overdue and to repay principal on the Series 1 Class M Notes until the Series 1 Class M Notes have been repaid in full;

          (ii) amounts (including such part of any termination payment) due to the Series 2 Class M Euro Currency Swap Provider under the Series 2 Class M Euro Currency Swap (except for any termination payment or any part thereof due and payable to that Swap Provider as a result of a Euro Currency Swap Provider default by that Swap Provider, save to the extent such termination payment may be satisfied by any Swap Replacement Payment received by the Current Issuer following a Downgrade Termination Event in respect of the Series 2 Class M Euro Currency Swap and applied in accordance with this order of priority of payments) and from amounts received from the Series 2 Class M Euro Currency Swap Provider to pay interest due or overdue and to repay principal of the Series 2 Class M Notes until the Series 2 Class M Notes have been repaid in full; and

          (iii) interest due or overdue and to repay principal of the Series 3 Class M Notes until the Series 3 Class M Notes have been repaid in full;

     (G) seventh, in no order of priority among them but in proportion to the respective amounts due, to pay:

          (i) amounts (including such part of any termination payment) due to the Series 1 Class C Dollar Currency Swap Provider under the Series 1 Class C Dollar Currency Swap (except for any termination payment or any part thereof due and payable to that Swap Provider as a result of a Dollar Currency Swap Provider Default by that Swap Provider save to the extent such termination payment may be satisfied by any Swap Replacement Payment received by the Current Issuer following a Downgrade Termination Event in respect of the Series 1 Class C Dollar Currency Swap and applied in accordance with this order of priority of payments) and from amounts received from the Series 1 Class C Dollar Currency Swap Provider to pay interest due or overdue and to repay principal on the Series 1 Class C Notes until the Series 1 Class C Notes have been repaid in full;

          (ii) amounts (including such part of any termination payment) due to the Series 2 Class C Euro Currency Swap Provider under the Series 2 Class C Euro Currency Swap (except for any termination payment or any part thereof due and payable to that Swap Provider as a result of a Euro Currency Swap Provider Default by that Swap Provider save to the extent such termination payment may be satisfied by any Swap Replacement Payment received by the Current Issuer following a Downgrade Termination Event in respect of the Series 2 Class C Euro Currency Swap and applied in accordance with this order of priority of payments) and from amounts received from the Series 2 Class C Euro Currency Swap Provider to pay interest due or overdue and to repay principal on the Series 2 Class C Notes until the Series 2 Class C Notes have been repaid in full; and

          (iii) to pay interest due or overdue and to repay principal on the Series 3 Class C Notes until the Series 3 Class C Notes have been repaid in full;

     (H) eighth, on the Payment Date falling in December of each year, to pay to the Current Issuer Account Bank an amount equal to the amount of any debit balance in any Current Issuer Transaction Account incurred as a result of the operation of the rounding convention set forth in Condition 4(D) of the Current Issuer Notes and outstanding as at such Payment Date; and

     (I) eighth, in no order of priority among them but in proportion to the respective amounts due, to pay any termination payment to:

          (i) the Basis Rate Swap Provider following a Basis Rate Swap Provider Default by the Basis Rate Swap Provider;

          (ii) the Dollar Currency Swap Provider following a Dollar Currency Swap Provider Default by the Dollar Currency Swap Provider;

          (iii) the Euro Currency Swap Provider following a Euro Currency Swap Provider Default by the Euro Currency Swap Provider; and

     (J) last, to pay any amount remaining following the application of principal and revenue set forth in paragraphs (A) through (I) above, to the Current Issuer.

     Following enforcement of the Current Issuer Security, if, on any Payment Date, an amount equal to the cash benefit relating to any Tax Credit obtained by the Current Issuer is required to be paid to any Current Issuer Swap Provider (in accordance with Part 5(o) of the Schedule to the relevant Current Issuer Swap Agreement), then the Note Trustee shall make such payment on such Payment Date out of amounts received or recovered in priority to the payments and provisions to be made on such Payment Date in accordance with the Current Issuer Post-Enforcement Priority of Payments. The amount of any such cash benefit paid to the relevant Current Issuer Swap Provider in accordance with this paragraph shall, to avoid double counting, be deducted from the amount to be paid to that Current Issuer Swap Provider under the relevant Current Issuer Swap Agreement in accordance with the Current Issuer Post-Enforcement Priority of Payments on the relevant Payment Date.

                                  SCHEDULE 3


                         FORM OF NOTICE OF ASSIGNMENT

To:      [Addressee(s)]

Granite Mortgages 04-1 plc - Assignment of rights under Current Issuer Transaction Documents

                                                                           [o]

Dear Sirs,

Terms and expressions used in this letter are as defined in a deed of charge (the "Current Issuer Deed of Charge") between Granite Mortgages 04-1 plc (the "Current Issuer"), The Bank of New York (the "Note Trustee") and others dated [o].

We hereby give notice to each addressee of this letter that by assignment(s) under or pursuant to the Current Issuer Deed of Charge, the Current Issuer has assigned absolutely, by way of security for the payment and performance of certain obligations of the Current Issuer described in the Current Issuer Deed of Charge (the "Current Issuer Secured Obligations"), to the Note Trustee all its right, title, benefit and interest under the [Agreement(s)] (the "Current Issuer Transaction Documents") [including its right, title interest and benefit in relation to [describe property] and including, without limitation, all rights to receive payment of any amounts which may become payable to the Current Issuer thereunder, all payments received by the Current Issuer thereunder, all rights to serve notices and/or make demands thereunder and/or to take such steps as are required to cause payments to become due and payable thereunder and all rights of action in respect of any breach thereof and all rights to receive damages or obtain relief in respect thereof and the proceeds of any of the foregoing, (hereinafter called "Relevant Current Issuer Property").

In relation to any of the Relevant Current Issuer Property which may be situated in Jersey at any time, we hereby give notice for the purpose of the Security Interests (Jersey) Law 1983 to each addressee of this letter that with the intention of creating a security interest in accordance with such law in such property in favour of the Note Trustee for the payment and performance of the Current Issuer Secured Obligations, the Current Issuer has assigned all of its rights, title, benefit and interest, present and future, in, to and under the Relevant Current Issuer Property to the Note Trustee.

By signing the enclosed copy of this notice you acknowledge and consent to the assignments and agree that:

     (a) from the date of this notice you are obliged to and you will pay all moneys which are or may become payable to the Current Issuer under the aforesaid agreements to or to the order of the Note Trustee; and

     (b) you have not, at the date of this notice, received notice that any third party has or will have any right of interest whatsoever in the Relevant Current Issuer Property.

Notwithstanding the assignments made by the Current Issuer and referred to in this notice, the Note Trustee hereby confirms and you further acknowledge that:

     (a) you may continue to make all payments becoming due to the Current Issuer in respect of the Relevant Current Issuer Property in the manner envisaged by the relevant Current Issuer Transaction Document(s); and

     (b) the Current Issuer shall be entitled to exercise its rights, powers and discretions and perform its obligations in relation to the Relevant Current Issuer Property and under the Current Issuer Transaction Documents in accordance with the provisions of the Current Issuer Transaction Documents, but only until such time as you receive notice from the Note Trustee to the contrary or to the effect that the security created under the Current Issuer Deed of Charge has become enforceable, in which event from receipt of such notice you agree that you will pay all monies becoming due and payable to the Current Issuer in respect of the Relevant Current Issuer Property in accordance with any instructions received from the Note Trustee.

This letter is governed by, and shall be construed in accordance with, English law, except that to the extent of any Relevant Current Issuer Property which may be situated in Jersey at any time, it is governed by and shall be construed in accordance with the laws of Jersey.

Please acknowledge receipt of this notice by executing and returning the copy of this letter attached hereto.

Yours faithfully,



EXECUTED for and on behalf of       )

GRANITE MORTGAGES 04-1 PLC          )

by:                                 )





Authorised Signatory

Name:



Title:

EXECUTED for and on behalf of       )

THE BANK OF NEW YORK                )

by:                                 )





Authorised Signatory

Name:



Title:

We acknowledge receipt of the above notice and the terms of the assignment created by you in respect of the Relevant Current Issuer Property.

In respect of the [Agreement]:

For and on behalf of                )

[Party to Current Issuer
Transaction Document]               )

by:                                 )





Authorised Signatory

Name:



Title: